UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21227

Eaton Vance Insured Pennsylvania Municipal Bond Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2005

Item 1. Reports to Stockholders

Annual Report September 30, 2005

EATON VANCE
INSURED
MUNICIPAL
BOND
FUNDS

CLOSED-END FUNDS:

Insured Municipal II

Insured California II

Insured Florida

Insured Massachusetts

Insured Michigan

Insured New Jersey

Insured New York II

Insured Ohio

Insured Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

LETTER TO SHAREHOLDERS

Cynthia J. Clemson

Robert B. MacIntosh

Like all fixed-income markets, the municipal bond market responds to many factors, from changes in interest rates and economic trends to fluctuations in municipal bond issuance. Another key variable is the policy of the Federal Reserve, the nation’s central bank, known popularly as “The Fed.” The Fed’s policies are important to the nation’s economy and markets.

Founded in the wake of crisis, the Federal Reserve plays a vital role...

The Federal Reserve System was established by the Federal Reserve Act of 1913 in the wake of a series of financial crises, the most recent of which – the Panic of 1907 – had caused bank failures, a rash of bankruptcies, a dramatic loss of confidence and a severe economic downturn. Congress was determined to create a central bank that provided a vigilant monetary policy, price stability, a more elastic currency and more careful supervision over the nation’s banks.

The Open Market Committee: influencing the money supply and credit conditions...

The Fed has a number of tools at its disposal to adjust monetary policy. Of these, the most commonly used tools are open market operations. The Federal Open Market Committee (FOMC) meets regularly to review inflation, credit conditions and the overall health of the economy. The Fed uses its own research, as well as that of other key economic agencies, to review its various policy options. Treasury, corporate and municipal bond investors alike eagerly await the transcripts of FOMC meetings for a hint of future interest rate trends.

If it deems a change necessary in short-term rates, the Fed will announce an adjustment to its target for the Federal Funds rate – its primary market instrument. To effect that change, the FOMC issues a directive to the trading desk of the Federal Reserve Bank of New York, whose responsibility it is to implement the policy.

Open market operations: The Fed intervenes...

If the Fed sees weakness in the economy and little threat of inflation, it may make outright purchases of Treasury securities – either from the “street” or privately from foreign central banks – thus adding reserves to the banking system. This action tends to lower interest rates, increase loans and stimulate economic activity. In so doing, the Fed is said to be easing monetary policy.

On the other hand, if the Fed sees the economy overheating and inflation looming, it may sell Treasury securities, thus draining reserves from the system. This action tends to raise rates, discourage consumer and business borrowing and dampen economic activity. In this case, the Fed is said to be tightening monetary policy.

While changes in Fed policy primarily affect short-term rates, long-term rates are determined by inflationary expectations. However, the Fed’s actions can have a significant effect on market psychology and, over time, impact market rates across the borrowing spectrum – for homebuyers seeking mortgages, businesses seeking bank loans and municipal bond issuers.

Fed-watching: A continuing pre-occupation of the market...

Interpreting the Federal Reserve’s actions has long been of keen interest to bond market investors. Until the mid-1990s, analysts needed to keep daily tabs on bank reserves and the Fed’s daily open market activity to determine a change in monetary policy. Starting in February 1994, however, the Fed began to indicate specifically its target Federal Funds rate. That marked a significant change, as analysts were now free to focus less on current policy and more on future potential changes in policy.

Throughout its history, the Federal Reserve has contributed to a more stable and safer monetary system. As that history unfolds, investors will surely continue to monitor its activities closely.

Sincerely,

Cynthia J. Clemson	Robert B. MacIntosh
Co-Director	Co-Director
Municipal Investments	Municipal Investments

November 9, 2005

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

MARKET RECAP

The U.S. economy continued to generate moderate growth during the year ended September 30, 2005, although surging energy prices and high interest rates were a continuing concern for investors. Late in the period, the economy was faced with new challenges resulting from Hurricane Katrina and its potential impact on energy and commodity supplies.

The economy has remained on solid footing in 2005...

The nation’s Gross Domestic Product grew at a rate of 3.8% in the third quarter of 2005, according to preliminary Commerce Department figures, following gains of 3.3% in the second quarter and 3.8% in the first quarter. Manufacturing reported a mixed picture, with overall factory activity accelerating somewhat, while areas such as durable goods, metals and textiles remained weak. Consumer spending declined, as soaring energy costs took their toll. While the housing sector showed signs of strain in selected markets due to rising interest rates, the overall housing market remained strong.

With consumers tightening their belts, the burden shifted to businesses. However, the outlook for capital spending was clouded, as businesses remained wary of investing in new equipment,facilities and software in a period of rising energy costs and higher interest rates.

Gulf Coast state economies were dealt a severe blow by Hurricane Katrina...

In the waning days of the fiscal year, Hurricane Katrina struck states along the Gulf Coast. The storm inflicted a catastrophic blow to Louisiana and less dramatic damage on Mississippi, Alabama and Florida. While the economies of the affected states will no doubt suffer in the short run, the national economy is also likely to feel some impact from damage to key ports and oil refineries. The pace of the region’s recovery is unclear at this writing, and will likely remain a concern, especially as heating fuel demand rises in coming months.

Municipal bond yields exceeded Treasury yields

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of a fund’s yield. Statistics as of September 30, 2005.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

The Federal Reserve continued its policy of tightening credit during the fiscal year...

Inflation accelerated somewhat during the period, an increase apparent not only in core energy costs, but also in finished products, a sign that producers are passing their higher energy costs along to consumers. The Federal Reserve hiked short-term interest rates, suggesting it will continue to raise rates in an effort to keep the economy from growing too quickly and keep inflation under control. Beginning in June 2004, the Fed increased its Federal Funds rate – a key short-term interest rate barometer – on twelve consecutive occasions, raising that benchmark from 1.00% to 4.00%, including its most recent rate hike in November 2005.

Against this backdrop, the municipal bond market generated solid gains for the period. For the year ended September 30, 2005, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05%.*

*       It is not possible to invest directly in an Index. The Index’s totalreturn does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the various portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Insured Municipal Bond Fund II as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 16.51% for the year ended September 30, 2005. That return was the result of an increase in share price from $14.82 on September 30, 2004 to $16.17 on September 30, 2005 and the reinvestment of $1.001 in monthly dividends and $0.0029 in capital gain distributions.(1)

•                  Based on net asset value, the Fund had a total return of 8.77% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $15.03 on September 30, 2004 to $15.31 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $16.17, the Fund had a market yield of 6.19% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.52%.(4)

Rating Distribution(5),(6)

By total investments

*Private insurance does not decrease the risk of principal fluctuations associated with this investment.

William H. Ahern

Portfolio Manager

Management Discussion

•                  The U.S. economy continued to recover, although rising energy costs and a severe hurricane season hurt consumer spending. Manufacturing was uneven, especially the struggling auto industry. Construction remained a bright spot. The U.S. jobless rate was 5.1% in September 2005, down from 5.4% a year ago.

•                  Insured* transportation bonds represented the Fund’s largest sector weighting at September 30, 2005. The Fund’s investments included highways, turnpikes, a monorail facility, airports and a bridge and tunnel authority. This sector, with its non-discretionary revenues, performed relatively well for the Fund.

•                  Insured* general obligations (GOs) constituted large investments for the Fund. Investments included issues for selected state and local school districts, as well as large urban issuers that management believes have a good local economy and a solid tax base.

•                  Coupons in the 5.00% to 5.25% range were among the Fund’s lagging performers, as these current coupon bonds were less attractive to investors. Coupon distribution remained a key to performance during the fiscal year. In addition, with spreads narrowing, the Fund was helped somewhat by its several investments in A-rated and BBB-rated bonds.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 36% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	16.51%
Life of Fund (11/29/02)	11.74

Average Annual Total Return (by net asset value)

One Year	8.77%
Life of Fund (11/29/02)	9.61

(1)            A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)            It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)            The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)            Taxable-equivalent yield assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)            Rating Distribution may not be representative of the Fund’s current or future investments.

(6)            Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)             Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured California Municipal Bond Fund II as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 7.84% for the year ended September 30, 2005. That return was the result of an increase in share price from $14.58 on September 30, 2004 to $14.77 on September 30, 2005 and the reinvestment of $0.923 in monthly dividends.(1)

•                  Based on net asset value, the Fund had a total return of 8.65% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.51 on September 30, 2004 to $14.81 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $14.77, the Fund had a market yield of 6.42% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 10.89%.(4)

Rating Distribution(5),(6)

By total investments

*Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Cynthia J. Clemson

Portfolio Manager

Management Discussion

•                  California’s job growth strengthened in 2005, with employment rising above the pre-2001 recession peak. The construction sector was the primary engine of growth, generating nearly 60% of new jobs. Financial services and retail sectors also generated strong job creation. The state’s September 2005 jobless rate was 5.1%, down from 6.1% a year ago.

•                  Insured* general obligations (GOs) remained the Fund’s largest sector weighting at September 30, 2005. Investments included local school district bonds, as well as issues of the state, whose credit rating was upgraded in the summer of 2005, reflecting an improved economic and revenue climate.

•                  Insured* lease revenue/certificates of participation (COPs) once again constituted large commitments for the Fund. These bonds provided communities flexible financing alternatives for a variety of municipal projects, including water and civic center projects.

•                  Management continued to look for relative value opportunities in the market. The Fund continued to be very diversified with regard to issuer and coupons. Over the past fiscal year, some 5.00% coupons and zero coupons have lagged.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 37% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	7.84%
Life of Fund (11/29/02)	7.70

Average Annual Total Return (by net asset value)

One Year	8.65%
Life of Fund (11/29/02)	7.80

(1)            A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)            It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)            The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)            Taxable-equivalent yield assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)            Rating Distribution may not be representative of the Fund’s current or future investments.

(6)            Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)            Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured Florida Municipal Bond Fund as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 7.94% for the year ended September 30, 2005. That return was the result of an increase in share price from $14.75 on September 30, 2004 to $14.98 on September 30, 2005 and the reinvestment of $0.908 in monthly dividends.(1)

•                  Based on net asset value, the Fund had a total return of 8.85% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.52 on September 30, 2004 to $14.87 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $14.98, the Fund had a market yield of 6.21% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.55%.(4)

Rating Distribution(5),(6)

By total investments

*Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Craig Brandon

Portfolio Manager

Management Discussion

•                  Despite having moderated somewhat, Florida’s job growth ranked among the highest in the nation in 2005. Tourism reached record levels, while construction was boosted by continuing relocation and retirement trends. Florida alone now accounts for one-fifth of the nation’s job gains since the 2001 recession. The state’s jobless rate was 3.5% in September 2005, down from 4.8% a year ago.

•                  Insured* special tax revenue bonds were the Fund’s largest sector weightings at September 30, 2005. These bonds are used to finance specifically stated improvements. Special taxes are imposed by governments with a portion of the proceeds dedicated to the repayment of bonds.

•                  Insured* transportation bonds represented a large focus for the Fund. Investments included state, county and local bonds for port project improvements, expressways and turnpike projects.

•                  Management continued to emphasize relative value to enhance income potential. Adjustments to the Fund’s structure included diversifiying its coupon profile and updating call protection to improve the Fund’s upside potential. Although the Fund outpaced its benchmark, performance was constrained somewhat because, as an insured* fund, it had fewer lower-rated, investment-grade bonds.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 37% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	7.94%
Life of Fund (11/29/02)	8.16

Average Annual Total Return (by net asset value)

One Year	8.85%
Life of Fund (11/29/02)	7.88

(1)            A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state intangibles tax.

(2)            It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)            The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)            Taxable-equivalent yield assumes a maximum 35.00% federal tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)            Rating Distribution may not be representative of the Fund’s current or future investments.

(6)            Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)            Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured Massachusetts Municipal Bond Fund as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 18.23% for the year ended September 30, 2005. That return was the result of an increase in share price from $15.57 on September 30, 2004 to $17.35 on September 30, 2005 and the reinvestment of $0.948 in monthly dividends.(1)

•                  Based on net asset value, the Fund had a total return of 7.74% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.87 on September 30, 2004 to $15.10 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $17.35, the Fund had a market yield of 5.46% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 8.87%.(4)

Rating Distribution(5),(6)

By total investments

*Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Robert B. MacIntosh

Portfolio Manager

Management Discussion

•                  Massachusetts continued to gain jobs in 2005, although the pace of job creation was slow by historical standards. Health care remained a major generator of new jobs, driven by strong demand from hospitals, medical offices, nursing homes and assisted care facilities. Residential construction also remained strong. The Commonwealth’s September 2005 jobless rate was 4.7%, down from 4.9% a year ago.

•                  Insured* private and public education bonds remained among the Fund’s largest sector weightings at September 30, 2005. Colleges continued to enjoy steady to strong applicant demand and more pricing flexibility than other sectors, with tuition increases again outpacing the rate of inflation.

•                  Insured* transportation bonds were significant holdings. The Fund had investments in issues for the Commonwealth’s turnpike authority and included zero coupon issues, which had a positive effect upon performance during the fiscal year.

•                  Some bonds with coupons in the 5.00 to 5.25% range had a negative impact upon the Fund’s performance. These current coupon bonds were less attractive to investors in a falling interest rate environment.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 37% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	18.23%
Life of Fund (11/29/02)	14.16

Average Annual Total Return (by net asset value)

One Year	7.74%
Life of Fund (11/29/02)	8.71

(1)            A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)            It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)            The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)            Taxable-equivalent yield assumes a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)            Rating Distribution may not be representative of the Fund’s current or future investments.

(6)            Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)            Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured Michigan Municipal Bond Fund as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 11.26% for the year ended September 30, 2005. That return was the result of an increase in share price from $15.49 on September 30, 2004 to $16.20 on September 30, 2005 and the reinvestment of $0.948 in monthly dividends. (1)

•                  Based on net asset value, the Fund had a total return of 7.52% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.84 on September 30, 2004 to $15.00 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $16.20, the Fund had a market yield of 5.85% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.37%.(4)

Rating Distribution(5),(6)

By total investments

*Private insurance does not decrease the risk of principal fluctuations associated with this investment.

William H. Ahern

Portfolio Manager

Management Discussion

•                  Michigan’s economy registered the worst employment performance in the nation in 2005. Manufacturing remained the key problem area, reflecting the ailing auto industry. Hiring also slowed in construction, trade and finance. In contrast, leisure, tourism, government, education and health care showed modest gains. The state’s September 2005 jobless rate was 6.4%, down from 7.1% a year ago.

•                  Insured* general obligations (GOs) constituted the Fund’s largest sector weighting at September 30, 2005. Investments included local and county school districts, as well as joint building authorities from communities with strong underlying local economies.

•                  Hospital bonds remained a large investment for the Fund. Among its hospital investments were some A-rated bonds. These lower-rated investment-grade bonds generally outperformed the insured* segment of the market and boosted the Fund’s performance.

•                  Coupons in the 5.00% to 5.25% range were among the Fund’s lagging performers, as these current coupon bonds were less attractive to investors. Thus, coupon distribution remained a key to performance during the fiscal year. In addition, with spreads narrowing, the Fund was helped somewhat by its several investments in A-rated and BBB-rated bonds.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 38% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	11.26%
Life of Fund (11/29/02)	10.93

Average Annual Total Return (by net asset value)

One Year	7.52
Life of Fund (11/29/02)	7.97

(1)            A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)            It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)            The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)            Taxable-equivalent yield assumes a maximum 37.54% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)            Rating Distribution may not be representative of the Fund’s current or future investments.

(6)            Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)            Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured New Jersey Municipal Bond Fund as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 11.56% for the year ended September 30, 2005. That return was the result of an increase in share price from $15.49 on September 30, 2004 to $16.24 on September 30, 2005 and the reinvestment of $0.960 in monthly dividends.(1)

•                  Based on net asset value, the Fund had a total return of 8.18% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.99 on September 30, 2004 to $15.24 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $16.24, the Fund had a market yield of 5.91% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.99%.(4)

Rating Distribution(5),(6)

By total investments

*Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Robert B. MacIntosh

Portfolio Manager

Management Discussion

•                  New Jersey’s economy slowed in 2005, with the pace of job growth falling below the national rate. Housing, construction and mortgage financing were keys to growth, providing around one-fifth of the new jobs added in the past year. The state’s manufacturing and telecommunications industries continued to shed jobs. The state’s September 2005 jobless rate was 4.3%, down from 4.6% a year ago.

•                  Insured* transportation bonds were the Fund’s largest sector weightings at September 30, 2005. The Fund’s investments included issues for a metropolitan New York/New Jersey port authority, a marine transportation facility for Newark, a state turnpike authority and a transportation authority that oversees expressways and aviation projects in southern New Jersey.

•                  Insured* public education bonds constituted a large commitment by the Fund, with investments in state university and local community colleges. Colleges continued to enjoy steady to strong applicant demand and more pricing flexibility than other sectors, with tuition increases again outpacing the rate of inflation.

•                  Some bonds with coupons in the 5.00 to 5.25% range had a negative impact upon the Fund’s performance. These current coupon bonds were less attractive to investors in a falling interest rate environment.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 36% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	11.56%
Life of Fund (11/29/02)	11.61

Average Annual Total Return (by net asset value)

One Year	8.18%
Life of Fund (11/29/02)	9.14

(1)            A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)            It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)            The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)            Taxable-equivalent yield assumes a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)            Rating Distribution may not be representative of the Fund’s current or future investments.

(6)            Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)            Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured New York Municipal Bond Fund II as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 7.19% for the year ended September 30, 2005. That return was the result of an increase in share price from $14.46 on September 30, 2004 to $14.57 on September 30, 2005 and the reinvestment of $0.932 in monthly dividends.(1)

•                  Based on net asset value, the Fund had a total return of 9.17% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.91 on September 30, 2004 to $15.30 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $14.57, the Fund had a market yield of 6.61% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 11.02%.(4)

•                  Craig Brandon became portfolio manager of the Fund upon Thomas J. Fetter’s retirement on November 1, 2005.

Rating Distribution(5),(6)

By total investments

*Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Craig Brandon

Portfolio Manager

Management Discussion

•                  New York’s job outlook improved in 2005, although at a pace below that of the nation. The service sector remained the primary source of job creation, with housing and consturction also providing a lift. The manufacturing sector continued its slump, although the pace of job loss was less dramatic than in recent years. The state’s September 2005 jobless rate was 5.2%, down from 5.6% a year ago.

•                  Insured* private education bonds were the Fund’s largest weighting at September 30, 2005. Investments focused on industrial development agency and dormitory authority bonds for some of the state’s well-regarded universities. The bonds financed the construction of housing, lab and classroom facilities.

•                  Insured* transportation bonds remained among the Fund’s prominent investments. Bonds for New York transportation facilities – largely backed by non-discretionary toll income – performed well in an uncertain economic environment.

•                  Although the Fund outpaced its benchmark, its performance was constrained slightly by an underweighting in lower-rated bonds. Amid narrow spreads, BBB and A-rated bonds – underweighted in the Fund – generally outperformed their higher-quality counterparts.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 35% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	7.19%
Life of Fund (11/29/02)	7.59

Average Annual Total Return (by net asset value)

One Year	9.17%
Life of Fund (11/29/02)	9.45

(1)            A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)            It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)            The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)            Taxable-equivalent yield assumes a maximum 40.01% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)            Rating Distribution may not be representative of the Fund’s current or future investments.

(6)            Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)            Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured Ohio Municipal Bond Fund as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 1.11% for the year ended September 30, 2005. That return was the result of a decrease in share price from $15.20 on September 30, 2004 to $14.51 on September 30, 2005 and the reinvestment of $0.862 in monthly dividends.(1)

•                  Based on net asset value, the Fund had a total return of 7.29% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.64 on September 30, 2004 to $14.83 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $14.51, the Fund had a market yield of 5.87% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.76%.(4)

•                  William H. Ahern became portfolio manager of the Fund upon Thomas J. Fetter’s retirement on November 1, 2005.

Rating Distribution(5),(6)

By total investments

*Private insurance does not decrease the risk of principal fluctuations associated with this investment.

William H. Ahern

Portfolio Manager

Management Discussion

•                  Ohio generated job growth in 2005, although at an uneven pace. Business services, education and health care were the primary sources of growth, while retailing, government and manufacturing continued to post job losses. Durable goods manufacturing was especially weak. The state’s September 2005 jobless rate was 5.8%, down from 6.1% a year ago.

•                  Insured* general obligations (GOs) were the Fund’s largest sector weighting at September 30, 2005. Management again focused on local school district bonds from areas with strong local economies and solid property tax revenues.

•                  Insured* public education bonds were a large commitment for the Fund. The education sector generally has more defensive characteristics in an uncertain economy and has enjoyed stable to rising tuition revenues. Investments included a range of universities throughout the state and a community and technical college.

•                  The Fund performance was constrained slightly by a low weighting in lower-rated bonds. Amid narrow spreads, BBB and A-rated bonds – underweighted in the Fund – generally outperformed their higher-quality counterparts.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 37% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	1.11%
Life of Fund (11/29/02)	6.61

Average Annual Total Return (by net asset value)

One Year	7.29%
Life of Fund (11/29/02)	7.43

(1)       A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)       The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)       Taxable-equivalent yield assumes a maximum 39.88% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)       Rating Distribution may not be representative of the Fund’s current or future investments.

(6)       Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)       Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured Pennsylvania Municipal Bond Fund as of September 30, 2005

INVESTMENT UPDATE

The Fund

•                  Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 10.15% for the year ended September 30, 2005. That return was the result of an increase in share price from $14.98 on September 30, 2004 to $15.54 on September 30, 2005 and the reinvestment of $0.913 in monthly dividends.(1)

•                  Based on net asset value, the Fund had a total return of 10.01% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.41 on September 30, 2004 to $14.93 on September 30, 2005, and the reinvestment of all distributions.

•                  For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•                  Based on the last dividend of the fiscal year and a share price of $15.54, the Fund had a market yield of 6.03% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.57%.(4)

Rating Distribution(5),(6)

By total investments

* Private insurance does not decrease the risk of loss of principal associated with this investment.

Thomas M. Metzold

Portfolio Manager

Management Discussion

•                  Pennsylvania continued its recovery in 2005, posting its strongest job growth since 2000. Business services, health care and tourism provided the strongest job growth, with construction also contributing significantly. Manufacturing remained in decline, although the pace of job loss abated somewhat. Pennsylvania’s September 2005 jobless rate was 4.8%, down from 5.6% a year ago.

•                  Insured* general obligations (GOs) were the Fund’s largest sector weighting at September 30, 2005. The Fund’s investments were primarily city and county school district bonds. Given the apparent economic slowdown, insured* GOs provided an added measure of security.

•                  Insured* transportation bonds remained a significant commitment for the Fund and were a primary reason for the Fund’s out performance. Investments emphasized port authority, turnpike and highway issues, which have seen increased vehicle traffic and rising toll revenues.

•                  Insured* escrowed/pre refunded bonds were among the Fund’s less robust performers. Backed by Treasury bonds, escrowed bonds underperformed the lower quality segment of the market, as spreads continued to narrow during the fiscal year.

•                  At September 30, 2005, the Fund had leverage in the amount of approximately 37% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)

One Year	10.15%
Life of Fund (11/29/02)	9.66

Average Annual Total Return (by net asset value)

One Year	10.01%
Life of Fund (11/29/02)	8.13

(1)            A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)            It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)            The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)            Taxable-equivalent yield assumes a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)            Rating Distribution may not be representative of the Fund’s current or future investments.

(6)            Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)            Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured Municipal Bond Fund II as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 156.9%
Principal Amount (000's omitted)	Security	Value
General Obligations - 7.5%
$4,500	California, 5.25%, 4/1/30	$4,788,540
2,215	California, 5.50%, 11/1/33	2,426,820
4,000	New York City, NY, 5.25%, 1/15/33	4,218,800
		$11,434,160
Hospital - 7.1%
$2,200	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	$2,243,516
650	California Statewide Communities Development Authority, (Daughters of Charity Health System), 5.25%, 7/1/30	670,729
380	Cuyahoga County, OH, (Cleveland Clinic Health System), 5.50%, 1/1/29	403,332
500	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	521,030
1,000	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.375%, 11/15/35	1,044,480
1,000	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	1,032,680
4,500	South Miami, FL, Health Facility Authority, (Baptist Health), 5.25%, 11/15/33	4,664,475
200	Washington County Hospital, AR, (Washington Regional Medical Center), 5.00%, 2/1/30	200,060
		$10,780,302
Insured-Electric Utilities - 11.7%
$2,500	Burlington, KS, PCR, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	$2,678,625
22,685	Chelan County, WA, Public Utility District No. 1, (Columbia River), (MBIA), 0.00%, 6/1/23	9,561,274
3,900	Jea, FL, Electric System, (FSA), 5.00%, 10/1/34	4,018,209
1,500	Municipal Energy Agency, NE, (Power Supply System), (FSA), 5.00%, 4/1/36	1,557,855
		$17,815,963
Insured-General Obligations - 23.3%
$1,600	Alvin, TX, Independent School District, (MBIA), 3.25%, 2/15/27	$1,292,000
2,550	Butler County, KS, Unified School District No. 394, (FSA), 3.50%, 9/1/24	2,240,813
1,640	California, (XLCA), Variable Rate, 9.095%, 10/1/28(1)(2)	1,790,847
1,515	Chicago, IL, (MBIA), 5.00%, 1/1/42	1,553,314
10,000	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/23	4,284,300

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$1,000	Desert Sands, CA, Unified School District, (Election of 2001), (FSA), 5.00%, 6/1/24	$1,054,970
1,270	Grainger County, TN, (AMBAC), 4.50%, 5/1/29	1,263,561
4,830	King County, WA, (MBIA), 5.25%, 1/1/34	5,040,974
2,010	North Harris Montgomery Community College District, TX, (MBIA), 4.00%, 2/15/22(3)	1,904,415
2,070	North Harris Montgomery Community College District, TX, (MBIA), 4.00%, 2/15/23(3)	1,947,249
2,080	Philadelphia, PA, (FSA), Variable Rate, 8.999%, 9/15/31(1)(2)	2,261,334
895	Phoenix, AZ, (AMBAC), 3.00%, 7/1/28	704,472
5,490	Port Orange, FL, Capital Improvements, (FGIC), 5.00%, 10/1/35	5,739,411
10,000	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 12/1/23	4,254,000
		$35,331,660
Insured-Hospital - 2.8%
$3,000	Maryland HEFA, (Medlantic/Helix Issue), (FSA), Variable Rate, 9.745%, 8/15/38(1)(2)	$4,194,390
		$4,194,390
Insured-Housing - 1.4%
$2,120	Virginia Housing Development Authority, (MBIA), 5.375%, 7/1/36	$2,186,928
		$2,186,928
Insured-Lease Revenue / Certificates of Participation - 2.9%
$4,250	Massachusetts Development Finance Agency, (MBIA), 5.125%, 2/1/34	$4,420,170
		$4,420,170
Insured-Private Education - 3.8%
$2,500	Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	$3,118,575
2,500	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	2,650,775
		$5,769,350
Insured-Public Education - 7.8%
$3,500	College of Charleston, SC, Academic and Administrative Facilities, (XLCA), 5.125%, 4/1/30	$3,662,960
5,335	University of California, (AMBAC), 5.00%, 9/1/27	5,512,389

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund II as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Public Education (continued)
$2,500	University of Massachusetts Building Authority, (AMBAC), 5.25%, 11/1/29	$2,695,500
		$11,870,849
Insured-Sewer Revenue - 1.8%
$2,575	Tacoma, WA, Sewer Revenue, (FGIC), 5.00%, 12/1/31	$2,654,027
		$2,654,027
Insured-Special Assessment Revenue - 1.5%
$2,165	San Jose, CA, Redevelopment Agency Tax, (MBIA), Variable Rate, 9.095%, 8/1/32(1)(2)	$2,347,466
		$2,347,466
Insured-Special Tax Revenue - 6.4%
$4,000	Metropolitan Pier and Exposition Authority, (McCormick Place Expansion), IL, (MBIA), 5.25%, 6/15/42	$4,185,600
5,325	Utah Transportation Authority Sales Tax, (FSA), 5.00%, 6/15/32	5,505,198
		$9,690,798
Insured-Transportation - 32.7%
$1,000	Central, TX, Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	$1,024,870
11,900	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/22	5,431,279
12,390	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/24	5,052,394
3,835	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), Variable Rate, 9.015%, 1/1/37(1)(2)	3,962,092
13,885	Nevada Department of Business and Industry, (Las Vegas Monorail-1st Tier), (AMBAC), 0.00%, 1/1/20	7,181,183
1,200	North Texas Tollway Authority, (FSA), 4.50%, 1/1/38	1,151,616
5,000	South Carolina Transportation Infrastructure, (AMBAC), 5.25%, 10/1/31	5,299,150
10,000	Texas Turnpike Authority, (AMBAC), 5.00%, 8/15/42(4)	10,241,800
10,000	Triborough Bridge and Tunnel Authority, NY, (MBIA), 5.00%, 11/15/32	10,384,800
		$49,729,184
Insured-Utilities - 8.5%
$6,500	Los Angeles, CA, Department of Water and Power, (FGIC), 5.00%, 7/1/43	$6,687,785

Principal Amount (000's omitted)	Security	Value
Insured-Utilities (continued)
$6,000	Philadelphia, PA, Gas Works Revenue, (FSA), 5.00%, 8/1/32	$6,234,060
		$12,921,845
Insured-Water and Sewer - 12.7%
$2,240	Atlanta, GA, Water and Sewer, (FGIC), 5.00%, 11/1/38(5)	$2,299,830
4,895	Atlanta, GA, Water and Wastewater, (MBIA), 5.00%, 11/1/39	5,036,612
8,155	Birmingham, AL, Waterworks and Sewer Board, (MBIA), 5.00%, 1/1/37	8,447,765
1,950	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), 5.00%, 6/15/38	2,026,304
1,275	Pittsburgh, PA, Water and Sewer Authority, (AMBAC), Variable Rate, 9.381%, 12/1/27(1)(2)	1,451,320
		$19,261,831
Insured-Water Revenue - 14.2%
$2,330	Contra Costa, CA, Water District, (FSA), Variable Rate, 9.098%, 10/1/32(1)(2)	$2,597,484
3,450	Detroit, MI, Water Supply System, (MBIA), Variable Rate, 8.873%, 7/1/34(1)(2)	3,856,962
7,000	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/36	7,297,500
2,870	San Antonio, TX, Water Revenue, (FGIC), 5.00%, 5/15/23	3,008,076
4,610	Texas Southmost Regional Water Authority, (MBIA), 5.00%, 9/1/32	4,749,729
		$21,509,751
Lease Revenue / Certificates of Participation - 0.7%
$1,000	Metropolitan Transportation Authority of New York, Lease Contract, 5.125%, 1/1/29	$1,052,090
		$1,052,090
Other Revenue - 0.9%
$1,250	Capital Trust Agency, FL, (Seminole Tribe Convention), 8.95%, 10/1/33	$1,367,725
		$1,367,725
Special Tax Revenue - 3.8%
$3,155	Massachusetts Bay Transportation Authority, Sales Tax, 5.00%, 7/1/29	$3,468,986
750	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/24	786,983
1,480	New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/29	1,575,208
		$5,831,177

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund II as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Transportation - 5.4%
$7,980	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/43	$8,255,230
		$8,255,230
Total Tax-Exempt Investments - 156.9% (identified cost $226,035,083)		$238,424,896
Other Assets, Less Liabilities - 0.7%		$1,012,901
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (57.6)%		$(87,501,212)
Net Assets Applicable to Common Shares - 100.0%		$151,936,585

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 83.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.7% to 37.0% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $22,461,895 or 14.8% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  When-issued security.

(4)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund II as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 156.7%
Principal Amount (000's omitted)	Security	Value
General Obligations - 5.9%
$775	California, 5.00%, 6/1/34	$803,512
900	California, 5.25%, 4/1/30	957,708
1,465	California, 5.50%, 11/1/33	1,605,098
		$3,366,318
Hospital - 7.7%
$850	California Health Facilities Financing Authority, (Cedars Sinai Medical Center), 5.00%, 11/15/34	$866,813
500	California Health Facilities Financing Authority, Variable Rate, 6.82%, 11/15/34(1)(2)	519,775
2,940	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	3,012,324
		$4,398,912
Insured-Electric Utilities - 8.3%
$1,475	Glendale Electric, (MBIA), 5.00%, 2/1/32	$1,531,950
750	Puerto Rico Electric Power Authority, (FGIC), 5.00%, 7/1/35	791,722
1,650	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 8.39%, 7/1/29(1)(2)	1,896,196
455	Sacramento Municipal Electric Utility District, (FSA), Variable Rate, 9.097%, 8/15/28(1)(3)	505,937
		$4,725,805
Insured-General Obligations - 39.5%
$1,250	California, (AMBAC), 5.00%, 4/1/27	$1,298,825
415	California, (XLCA), Variable Rate, 9.095%, 10/1/28(1)(3)	453,172
5,000	Clovis Unified School District, (FGIC), 0.00%, 8/1/20	2,553,850
2,000	Laguna Salada Union School District, (FGIC), 0.00%, 8/1/22	919,380
2,350	Long Beach Unified School District, (Election of 1999), (FSA), 5.00%, 8/1/31	2,428,466
1,945	Los Osos Community Services, Wastewater Assessment District, (MBIA), 5.00%, 9/2/33	2,011,305
1,000	Mount Diablo Unified School District, (FSA), 5.00%, 8/1/25	1,059,550
735	San Diego Unified School District, (MBIA), Variable Rate, 10.595%, 7/1/24(1)(3)	1,093,335
4,300	San Mateo County Community College District, (Election of 2001), (FGIC), 0.00%, 9/1/21	2,074,965
1,750	Santa Ana Unified School District, (MBIA), 5.00%, 8/1/32	1,822,100

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$3,385	Santa Clara Unified School District, (Election of 2004), (FSA), 4.375%, 7/1/30	$3,254,542
1,000	Simi Valley Unified School District, (MBIA), 5.00%, 8/1/28	1,049,080
3,200	Union Elementary School District, (FGIC), 0.00%, 9/1/22	1,462,944
2,600	Union Elementary School District, (FGIC), 0.00%, 9/1/23	1,126,970
		$22,608,484
Insured-Lease Revenue / Certificates of Participation - 20.8%
$4,000	Anaheim, Public Financing Authority Lease Revenue, (FSA), 5.00%, 3/1/37	$4,076,080
4,250	California Public Works Board Lease Revenue, (Department of General Services), (AMBAC), 5.00%, 12/1/27(4)	4,406,400
2,250	Orange County Water District Certificates of Participation, (MBIA), 5.00%, 8/15/34	2,330,573
1,075	San Jose Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/32	1,109,174
		$11,922,227
Insured-Public Education - 14.2%
$4,000	California State University, (AMBAC), 5.00%, 11/1/33	$4,148,280
3,790	University of California, (FGIC), 5.125%, 9/1/31	3,951,909
		$8,100,189
Insured-Sewer Revenue - 4.4%
$2,425	Los Angeles Wastewater Treatment System, (FGIC), 5.00%, 6/1/28	$2,518,823
		$2,518,823
Insured-Special Assessment Revenue - 18.4%
$2,500	Cathedral City Public Financing Authority, (Housing Redevelopment), (MBIA), 5.00%, 8/1/33	$2,598,475
2,500	Cathedral City Public Financing Authority, (Tax Allocation Redevelopment), (MBIA), 5.00%, 8/1/33	2,598,475
1,750	Irvine Public Facility and Infrastructure Authority Assessment, (AMBAC), 5.00%, 9/2/26	1,806,035
2,000	Murrieta Redevelopment Agency Tax, (MBIA), 5.00%, 8/1/32	2,077,000
1,335	San Jose Redevelopment Agency Tax, (MBIA), Variable Rate, 9.095%, 8/1/32(1)(3)	1,447,514
		$10,527,499

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund II as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue - 12.5%
$2,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$694,060
1,060	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	234,928
8,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/43	1,312,720
1,000	San Francisco Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	1,032,960
3,750	San Francisco Bay Area Rapid Transportation District, (AMBAC), 5.125%, 7/1/36	3,897,225
		$7,171,893
Insured-Transportation - 15.7%
$4,000	California Infrastructure and Economic Development, (Bay Area Toll Bridges), (AMBAC), 5.00%, 7/1/36	$4,165,280
2,250	Los Angeles County Metropolitan Transportation Authority, (FGIC), 5.25%, 7/1/30	2,400,930
6,670	San Joaquin Hills Transportation Corridor Agency, (MBIA), 0.00%, 1/15/27	2,405,402
		$8,971,612
Insured-Utilities - 3.2%
$1,750	Los Angeles Department of Water and Power, (FGIC), 5.125%, 7/1/41	$1,806,018
		$1,806,018
Insured-Water Revenue - 1.6%
$835	Contra Costa Water District, (FSA), Variable Rate, 9.098%, 10/1/32(1)(3)	$930,858
		$930,858
Water Revenue - 4.5%
$2,500	California Water Resource, (Central Valley), 5.00%, 12/1/29	$2,555,950
		$2,555,950
Total Tax-Exempt Investments - 156.7% (identified cost $85,950,870)		$89,604,588
Other Assets, Less Liabilities - 2.3%		$1,337,129
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (59.0)%		$(33,754,814)
Net Assets Applicable to Common Shares - 100.0%		$57,186,903

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 88.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.5% to 26.9% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $6,846,787 or 12.0% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Florida Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 156.3%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded - 4.0%
$1,500	Jacksonville Electric Authority, (Water and Sewer Revenue), Prerefunded to 4/1/06, 5.25%, 10/1/31	$1,518,330
		$1,518,330
Hospital - 5.9%
$1,160	Highlands County, Health Facility Authority, (Adventist Health), 5.25%, 11/15/23	$1,210,669
1,000	South Miami Health Facility Authority, (Baptist Health), 5.25%, 11/15/33	1,036,550
		$2,247,219
Insured-Electric Utilities - 12.0%
$1,500	Deltona, Utility System Revenue, (MBIA), 5.00%, 10/1/33	$1,564,785
2,435	Jacksonville Electric Authority, Electric System Revenue, (FSA), 4.75%, 10/1/34	2,459,569
500	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 8.39%, 7/1/29(1)(2)	574,605
		$4,598,959
Insured-Escrowed / Prerefunded - 4.4%
$1,025	Dade County, Professional Sports Franchise Facility, (MBIA), Escrowed to Maturity, 5.25%, 10/1/30	$1,163,908
440	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 10.286%, 7/1/28(1)(3)	509,524
		$1,673,432
Insured-General Obligations - 9.1%
$1,345	Florida Board of Education Capital Outlay, (Public Education), (MBIA), 5.00%, 6/1/32	$1,401,503
2,000	Florida Board of Education Capital Outlay, (Public Education), (MBIA), 5.00%, 6/1/32	2,084,020
		$3,485,523
Insured-Hospital - 14.2%
$1,000	Coral Gables Health Facilities Authority, (Baptist Health System of South Florida), (FSA), 5.00%, 8/15/29	$1,042,520
1,500	Miami-Dade County, Health Facilities Authority, (Miami Children's Hospital), (AMBAC), 5.125%, 8/15/26	1,569,720
1,510	Sarasota County, Public Hospital Board, (Sarasota Memorial Hospital), (MBIA), 5.25%, 7/1/24(4)	1,679,815

Principal Amount (000's omitted)	Security	Value
Insured-Hospital (continued)
$1,000	Sarasota County, Public Hospital Board, (Sarasota Memorial Hospital), (MBIA), 5.50%, 7/1/28	$1,156,270
		$5,448,325
Insured-Miscellaneous - 9.4%
$1,500	Miami-Dade County, (Professional Sports Franchise), (MBIA), 4.75%, 10/1/30	$1,513,155
2,000	Village Center Community Development District, (MBIA), 5.00%, 11/1/32	2,083,820
		$3,596,975
Insured-Pooled Loans - 3.5%
$1,520	Florida Municipal Loan Council Revenue, (MBIA), 0.00%, 4/1/23	$684,532
1,520	Florida Municipal Loan Council Revenue, (MBIA), 0.00%, 4/1/24	651,685
		$1,336,217
Insured-Sewer Revenue - 2.7%
$1,000	Pinellas County, Sewer, (FSA), 5.00%, 10/1/32	$1,043,330
		$1,043,330
Insured-Special Assessment Revenue - 7.6%
$2,780	Julington Creek, Plantation Community Development District, (MBIA), 5.00%, 5/1/29	$2,892,868
		$2,892,868
Insured-Special Tax Revenue - 44.1%
$1,000	Bay County, Sales Tax, (AMBAC), 5.125%, 9/1/27	$1,051,030
1,250	Bay County, Sales Tax, (AMBAC), 5.125%, 9/1/32	1,308,750
1,000	Dade County, Special Obligation Residual Certificates, (AMBAC), Variable Rate, 9.00%, 10/1/35(1)(3)	1,067,640
1,500	Jacksonville Capital Improvements, (AMBAC), 5.00%, 10/1/30	1,556,025
3,750	Jacksonville Transportation, (MBIA), 5.00%, 10/1/31	3,868,575
1,275	Jacksonville, Excise Tax, (FGIC), 5.125%, 10/1/27	1,340,777
600	Miami-Dade County, Special Obligation, (MBIA), 0.00%, 10/1/35	128,976
8,000	Miami-Dade County, Special Obligation, (MBIA), 0.00%, 10/1/39	1,380,960
225	Miami-Dade County, Special Obligation, (MBIA), 5.00%, 10/1/37	229,079
1,740	Orange County Tourist Development, (AMBAC), 5.125%, 10/1/25	1,852,143

See notes to financial statements

Eaton Vance Insured Florida Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$750	Orange County Tourist Development, (AMBAC), Variable Rate, 9.37%, 10/1/30(1)(3)	$853,680
1,000	Orange County, Sales Tax, (FGIC), 5.125%, 1/1/23	1,069,440
550	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	190,867
300	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	66,489
2,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	344,780
1,120	Sunrise Public Facility, (MBIA), 0.00%, 10/1/20	576,150
		$16,885,361
Insured-Transportation - 17.3%
$1,500	Florida Turnpike Authority, Water & Sewer Revenue, (Department of Transportation), (FGIC), 4.50%, 7/1/27	$1,488,600
1,500	Miami-Dade County, Expressway Authority, (FGIC), 5.00%, 7/1/33	1,567,470
1,605	Port Palm Beach District, (Improvements), (XLCA), 0.00%, 9/1/24	668,916
1,950	Port Palm Beach District, (Improvements), (XLCA), 0.00%, 9/1/25	766,955
1,700	Port Palm Beach District, (Improvements), (XLCA), 0.00%, 9/1/26	632,961
330	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 9.095%, 7/1/32(1)(3)	371,062
940	Puerto Rico Highway and Transportation Authority, (MBIA), Variable Rate, 10.862%, 7/1/36(1)(3)	1,107,611
		$6,603,575
Insured-Utility - 4.2%
$1,550	Daytona Beach, Utility System Revenue, (AMBAC), 5.00%, 11/15/32	$1,612,558
		$1,612,558
Insured-Water and Sewer - 16.3%
$1,500	Jacksonville Electric Authority, Water and Sewer System, (MBIA), 4.75%, 10/1/30	$1,520,625
2,000	Marco Island Utility System, (MBIA), 5.00%, 10/1/27	2,096,020
1,000	Marion County Utility System, (MBIA), 5.00%, 12/1/33	1,043,880
1,000	Sunrise Utility System, (AMBAC), 5.00%, 10/1/28	1,067,620
500	Tampa Bay Water Utility System, (FGIC), Variable Rate, 6.44%, 10/1/27(1)(2)	523,520
		$6,251,665

Principal Amount (000's omitted)	Security	Value
Transportation - 1.6%
$250	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/39	$259,170
350	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/43	362,072
		$621,242
Total Tax-Exempt Investments - 156.3% (identified cost $56,992,667)		$59,815,579
Other Assets, Less Liabilities - 2.5%		$959,895
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (58.8)%		$(22,506,662)
Net Assets Applicable to Common Shares - 100.0%		$38,268,812

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 92.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.5% to 48.2% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $5,007,642 or 13.1% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Massachusetts Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 157.6%
Principal Amount (000's omitted)	Security	Value
Hospital - 10.3%
$1,500	Massachusetts HEFA, (Partners Healthcare System), 5.75%, 7/1/32	$1,650,825
1,000	Massachusetts HEFA, (South Shore Hospital), 5.75%, 7/1/29	1,070,600
		$2,721,425
Insured-Escrowed / Prerefunded - 13.4%
$3,000	Massachusetts College Building Authority, (MBIA), Escrowed to Maturity, 0.00%, 5/1/26	$1,169,220
1,000	Massachusetts State Special Obligation - Convention Center, (FGIC), Prerefunded to 1/1/14, 5.25%, 1/1/29	1,102,950
1,000	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.089%, 7/1/32(1)(2)	1,263,700
		$3,535,870
Insured-General Obligations - 10.5%
$2,000	Massachusetts, (MBIA), 5.25%, 8/1/28	$2,276,080
500	Sandwich, (MBIA), 4.50%, 7/15/29	502,475
		$2,778,555
Insured-Hospital - 8.5%
$1,000	Massachusetts HEFA, (Lahey Clinic Medical Center), (FGIC), 4.50%, 8/15/35	$975,860
1,210	Massachusetts HEFA, (New England Medical Center ), (FGIC), 5.00%, 5/15/25	1,268,697
		$2,244,557
Insured-Lease Revenue / Certificates of Participation - 15.6%
$1,750	Massachusetts Development Finance Agency, (MBIA), 5.125%, 2/1/34(3)	$1,820,070
1,000	Plymouth County Correctional Facility, (AMBAC), 5.00%, 4/1/22	1,049,260
1,000	Puerto Rico Public Building Authority, (CIFG), Variable Rate, 9.845%, 7/1/36(1)(2)	1,253,560
		$4,122,890
Insured-Miscellaneous - 8.5%
$2,100	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.375%, 1/1/42	$2,246,328
		$2,246,328

Principal Amount (000's omitted)	Security	Value
Insured-Pooled Loans - 3.5%
$800	Puerto Rico Municipal Finance Agency, (FSA), Variable Rate, 9.095%, 8/1/27(1)(2)	$916,568
		$916,568
Insured-Private Education - 20.2%
$1,000	Massachusetts Development Finance Agency, (Boston University), (XLCA), 5.375%, 5/15/39	$1,121,390
1,000	Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	1,247,430
1,000	Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32	1,139,300
1,500	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	1,590,465
250	Massachusetts IFA, (Tufts University), (MBIA), 4.75%, 2/15/28	251,807
		$5,350,392
Insured-Public Education - 17.6%
$700	Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/39	$823,767
1,000	Massachusetts HEFA, (University of Massachusetts), (FGIC), 5.125%, 10/1/34	1,046,350
1,150	Massachusetts HEFA, (Worcester State College), (AMBAC), 5.00%, 11/1/32	1,195,471
1,500	University of Massachusetts Building Authority, (AMBAC), 5.125%, 11/1/34	1,584,120
		$4,649,708
Insured-Special Tax Revenue - 8.4%
$1,280	Martha's Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32(4)	$1,331,123
1,000	Massachusetts Bay Transportation Authority, Revenue Assessment, (MBIA), 4.00%, 7/1/33	898,180
		$2,229,303
Insured-Transportation - 15.3%
$5,700	Massachusetts Turnpike Authority, (MBIA), 0.00%, 1/1/28	$1,963,080
1,250	Massachusetts Turnpike Authority, Metropolitan Highway System, (AMBAC), 5.00%, 1/1/39	1,267,913
415	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), Variable Rate, 9.015%, 1/1/37(1)(2)	428,753
335	Puerto Rico Highway and Transportation Authority, (MBIA), Variable Rate, 10.862%, 7/1/36(1)(2)	394,734
		$4,054,480

See notes to financial statements

Eaton Vance Insured Massachusetts Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer - 9.8%
$2,500	Massachusetts Water Resource Authority, (FSA), 5.00%, 8/1/32	$2,589,825
		$2,589,825
Private Education - 11.3%
$500	Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), 5.75%, 7/1/33	$527,365
750	Massachusetts Development Finance Agency, (Middlesex School), 5.00%, 9/1/33	773,213
600	Massachusetts Development Finance Agency, (Western New England College), 6.125%, 12/1/32	642,018
500	Massachusetts Development Finance Agency, (Western New England), 5.00%, 9/1/33(5)	517,985
500	Massachusetts HEFA, (Boston College), 5.125%, 6/1/24	525,945
		$2,986,526
Transportation - 4.7%
$1,200	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/43	$1,241,388
		$1,241,388
Total Tax-Exempt Investments - 157.6% (identified cost $39,226,005)		$41,667,815
Other Assets, Less Liabilities - 1.0%		$274,698
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (58.6)%		$(15,501,064)
Net Assets Applicable to Common Shares - 100.0%		$26,441,449

AMBAC - AMBAC Financial Group, Inc.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 83.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.0% to 23.6% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $4,257,315 or 16.1% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  When-issued security.

See notes to financial statements

Eaton Vance Insured Michigan Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 157.2%
Principal Amount (000's omitted)	Security	Value
Education - 2.3%
$500	Michigan Higher Education Facilities Authority, (Hillsdale College), 5.00%, 3/1/35	$511,360
		$511,360
Electric Utilities - 5.8%
$1,250	Michigan Strategic Fund, (Detroit Edison Pollution Control), 5.45%, 9/1/29	$1,304,400
		$1,304,400
Hospital - 20.4%
$400	Michigan Hospital Finance Authority, (Chelsea Community Hospital), 5.00%, 5/15/30	$398,572
1,000	Michigan Hospital Finance Authority, (Oakwood Hospital), 5.75%, 4/1/32	1,067,370
1,500	Michigan Hospital Finance Authority, (Sparrow Obligation Group), 5.625%, 11/15/36	1,579,485
1,500	Michigan Hospital Finance Authority, (Trinity Health), 5.375%, 12/1/30	1,573,485
		$4,618,912
Insured-Electric Utilities - 2.3%
$500	Michigan Strategic Fund Resource Recovery, (Detroit Edison Co.), (XLCA), 5.25%, 12/15/32	$525,975
		$525,975
Insured-Escrowed / Prerefunded - 16.1%
$1,150	Michigan Hospital Finance Authority, (St. John Health System), Escrowed to Maturity, (AMBAC), 5.00%, 5/15/28	$1,192,469
1,000	Michigan Trunk Line, Prerefunded to 11/1/11, (FSA), 5.00%, 11/1/25	1,084,120
1,095	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.089%, 7/1/32(1)(2)	1,383,751
		$3,660,340
Insured-General Obligations - 33.9%
$1,550	Detroit School District, (School Bond Loan Fund), (FSA), 5.125%, 5/1/31	$1,691,066
1,960	Grand Rapids and Kent County Joint Building Authority, (Devos Place), (MBIA), 0.00%, 12/1/27	682,727
4,000	Grand Rapids and Kent County Joint Building Authority, (MBIA), 0.00%, 12/1/30	1,179,000

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$750	Greenville Public Schools, (MBIA), 5.00%, 5/1/25	$788,340
1,000	Melvindle-Northern Allen Park School District, (Building and Site), (FSA), 5.00%, 5/1/28	1,040,780
1,330	Okemos Public School District, (MBIA), 0.00%, 5/1/19	729,478
1,500	Reed City Public Schools, (FSA), 5.00%, 5/1/29	1,569,735
		$7,681,126
Insured-Hospital - 9.6%
$500	Michigan Hospital Finance Authority, Mid-Michigan Obligation Group, (AMBAC), 5.00%, 4/15/32	$514,790
1,590	Royal Oak Hospital Finance Authority Revenue, (William Beaumont Hospital), (MBIA), 5.25%, 11/15/35	1,660,930
		$2,175,720
Insured-Lease Revenue / Certificates of Participation - 14.2%
$1,750	Michigan House of Representatives, (AMBAC), 0.00%, 8/15/22	$809,655
2,615	Michigan House of Representatives, (AMBAC), 0.00%, 8/15/23	1,147,802
1,000	Puerto Rico Public Building Authority, (CIFG), Variable Rate, 9.845%, 7/1/36(1)(2)	1,253,560
		$3,211,017
Insured-Public Education - 10.4%
$1,500	Central Michigan University, (AMBAC), 5.05%, 10/1/32(3)	$1,567,125
750	Lake Superior University, (AMBAC), 5.125%, 11/15/26	784,530
		$2,351,655
Insured-Sewer Revenue - 5.7%
$1,250	Detroit Sewer Disposal, (FGIC), 5.125%, 7/1/31	$1,301,463
		$1,301,463
Insured-Special Tax Revenue - 18.3%
$1,500	Lansing Building Authority, (MBIA), 5.00%, 6/1/29	$1,563,420
1,500	Wayne Charter County, (Airport Hotel-Detroit Metropolitan Airport), (MBIA), 5.00%, 12/1/30	1,558,950
1,000	Ypsilanti Community Utilities Authority, (San Sewer System), (FGIC), 5.00%, 5/1/32	1,034,810
		$4,157,180

See notes to financial statements

Eaton Vance Insured Michigan Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Utility - 7.0%
$1,000	Lansing Board Water Supply, Steam and Electric Utility, (FSA), 5.00%, 7/1/25	$1,050,180
510	Lansing Board Water Supply, Steam and Electric Utility, (FSA), 5.00%, 7/1/26	533,465
		$1,583,645
Insured-Water Revenue - 11.2%
$1,600	Detroit Water Supply System, (FGIC), 5.00%, 7/1/30	$1,651,904
800	Detroit Water Supply System, (MBIA), Variable Rate, 8.873%, 7/1/34(1)(2)	894,368
		$2,546,272
Total Tax-Exempt Investments - 157.2% (identified cost $33,435,457)		$35,629,065
Other Assets, Less Liabilities - 2.4%		$543,309
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (59.6)%		$(13,502,195)
Net Assets Applicable to Common Shares - 100.0%		$22,670,179

AMBAC - AMBAC Financial Group, Inc.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 81.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.5% to 25.4% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $3,531,679 or 15.6% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured New Jersey Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 155.4%
Principal Amount (000's omitted)	Security	Value
Hospital - 5.1%
$1,300	Camden County Improvement Authority, (Cooper Health), 5.75%, 2/15/34	$1,369,498
610	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.375%, 7/1/33	631,637
		$2,001,135
Insured-Escrowed / Prerefunded - 5.0%
$1,550	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.089%, 7/1/32(1)(2)	$1,958,735
		$1,958,735
Insured-General Obligations - 19.6%
$2,260	Bayonne, (FSA), 0.00%, 7/1/22	$1,067,082
2,415	Bayonne, (FSA), 0.00%, 7/1/23	1,078,467
1,500	Bordentown Regional School District Board of Education, (FGIC), 5.00%, 1/15/30(3)	1,572,540
265	Florence Township Fire District No. 1, (MBIA), 5.125%, 7/15/28	287,180
170	Florence Township Fire District No.1, (MBIA), 5.125%, 7/15/29	183,906
5,500	Irvington Township, (FSA), 0.00%, 7/15/26	2,085,050
1,250	Jersey City, (FSA), 5.25%, 9/1/23	1,364,187
		$7,638,412
Insured-Hospital - 9.7%
$2,750	New Jersey Health Care Facilities, (Englewood Hospital), (MBIA), 5.00%, 8/1/31	$2,855,380
900	New Jersey Health Care Facilities, (Jersey City Medical Center), (AMBAC), 5.00%, 8/1/41	927,378
		$3,782,758
Insured-Lease Revenue / Certificates of Participation - 16.8%
$2,670	Lafayette Yard, Community Development Corporation, (Hotel and Conference Center), (FGIC), 5.00%, 4/1/35(4)	$2,753,464
1,250	Middlesex County, (MBIA), 5.00%, 8/1/31	1,289,787
1,200	New Jersey EDA, (School Facilities), (FGIC), 5.00%, 7/1/33	1,249,056
1,000	Puerto Rico Public Building Authority, (CIFG), Variable Rate, 9.845%, 7/1/36(1)(2)	1,253,560
		$6,545,867

Principal Amount (000's omitted)	Security	Value
Insured-Pooled Loans - 2.8%
$950	Puerto Rico Municipal Finance Agency, (FSA), Variable Rate, 9.095%, 8/1/27(1)(2)	$1,088,424
		$1,088,424
Insured-Private Education - 2.7%
$1,000	New Jersey Educational Facilities Authority, (Kean University), (FGIC), 5.00%, 7/1/28	$1,048,700
		$1,048,700
Insured-Public Education - 20.5%
$1,400	Monmouth, (Brookdale Community College), (AMBAC), 5.00%, 8/1/29	$1,456,868
1,500	New Jersey Educational Facilities Authority, (Rowan University), (FGIC), 5.125%, 7/1/30	1,587,345
250	New Jersey Educational Facility Authority, (Montclair State University), (FGIC), 4.50%, 7/1/33	249,002
4,490	University of New Jersey Medicine and Dentistry, (AMBAC), 5.00%, 4/15/32	4,694,071
		$7,987,286
Insured-Sewer Revenue - 5.6%
$1,900	Passaic Valley Sewer Commissioners, (FGIC), 2.50%, 12/1/32	$1,327,663
2,500	Rahway Valley, Sewerage Authority, (MBIA), 0.00%, 9/1/27	874,850
		$2,202,513
Insured-Special Tax Revenue - 15.5%
$10,000	Garden State New Jersey Preservation Trust, (FSA), 0.00%, 11/1/28	$3,368,000
750	New Jersey EDA, (Motor Vehicle Surcharges), (MBIA), 5.25%, 7/1/26	851,010
1,660	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	576,070
890	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	197,251
6,500	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/43	1,066,585
		$6,058,916
Insured-Transportation - 25.0%
$1,500	New Jersey Turnpike Authority, (FSA), 5.25%, 1/1/28	$1,703,865
800	Newark Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/23	842,768

See notes to financial statements

Eaton Vance Insured New Jersey Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,500	Newark Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/37	$1,566,900
1,290	Port Authority of New York and New Jersey, (FSA), Variable Rate, 9.035%, 11/1/27(1)(2)	1,490,930
1,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/33	1,046,010
950	South Jersey Transportation Authority, (AMBAC), 5.00%, 11/1/29	988,713
2,000	South Jersey Transportation Authority, (FGIC), 5.00%, 11/1/33	2,105,080
		$9,744,266
Insured-Water and Sewer - 4.8%
$4,500	Middlesex County Improvements Authority Utilities System, (Perth Amboy), (AMBAC), 0.00%, 9/1/24	$1,889,370
		$1,889,370
Insured-Water Revenue - 1.4%
$550	Bayonne Municipal Utilities Authority, Water Revenue, (XLCA), 4.75%, 4/1/33	$559,548
		$559,548
Lease Revenue / Certificates of Participation - 2.7%
$1,000	New Jersey EDA, (School Facilities), 5.125%, 3/1/30(5)	$1,051,440
		$1,051,440
Private Education - 3.3%
$1,250	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.25%, 7/1/32	$1,293,738
		$1,293,738
Senior Living / Life Care - 1.6%
$600	New Jersey EDA, (Fellowship Village), 5.50%, 1/1/25	$604,122
		$604,122
Special Tax Revenue - 5.1%
$150	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/24	$157,397
500	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/31	520,840
500	New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/29	532,165
750	New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/34	794,415
		$2,004,817

Principal Amount (000's omitted)	Security	Value
Transportation - 8.2%
$1,250	Port Authority of New York and New Jersey, 5.00%, 9/1/38	$1,307,225
1,825	South Jersey Port Authority, (Marine Terminal), 5.10%, 1/1/33	1,891,302
		$3,198,527
Total Tax-Exempt Investments - 155.4% (identified cost $57,112,951)		$60,658,574
Other Assets, Less Liabilities - 2.3%		$878,695
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (57.7)%		$(22,504,932)
Net Assets Applicable to Common Shares - 100.0%		$39,032,337

AMBAC - AMBAC Financial Group, Inc.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 83.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.9% to 22.8% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $5,791,649 or 14.8% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(5)  When-issued security.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund II as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 160.5%
Principal Amount (000's omitted)	Security	Value
General Obligations - 7.2%
$550	New York, 4.50%, 8/1/35	$536,294
500	New York, 5.25%, 8/15/26	528,325
1,650	New York, NY, 5.25%, 1/15/28	1,747,647
		$2,812,266
Hospital - 2.0%
$750	Suffolk County, IDA, (Huntington Hospital), 5.875%, 11/1/32	$791,002
		$791,002
Housing - 2.6%
$1,000	New York City Housing Development Corp., (Multi-Family Housing), 4.75%, 11/1/35	$999,960
		$999,960
Industrial Development Revenue - 3.0%
$1,160	New York City, IDA, (Liberty-IAC/Interactive Corp.), 5.00%, 9/1/35	$1,176,449
		$1,176,449
Insured-Electric Utilities - 11.2%
$2,000	Long Island Power Authority Electric Systems Revenue, (FSA), 0.00%, 6/1/22	$965,320
2,250	Long Island Power Authority, (NY Electric System), (AMBAC), 5.00%, 9/1/34	2,354,535
1,000	Puerto Rico Electric Power Authority, (FGIC), 5.00%, 7/1/35	1,055,630
		$4,375,485
Insured-Escrowed / Prerefunded - 6.2%
$1,000	Buffalo Municipal Water Finance Authority, (FSA), Prerefunded to 7/1/12, 5.125%, 7/1/32	$1,099,130
580	New York City Trust Cultural Resources, (Museum of History), Prerefunded to 7/1/09, (AMBAC), Variable Rate, 11.189%, 7/1/29(1)(2)	678,669
500	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.868%, 7/1/32(1)(2)	631,850
		$2,409,649

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations - 10.0%
$2,245	New York Dormitory Authority, (School Districts Financing Program), (MBIA), 5.00%, 10/1/30	$2,337,090
1,500	Sachem School District, (MBIA), 5.00%, 6/15/27	1,582,785
		$3,919,875
Insured-Hospital - 9.2%
$6,125	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (MBIA), 0.00%, 7/1/26	$2,379,624
3,365	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (MBIA), 0.00%, 7/1/27	1,238,791
		$3,618,415
Insured-Lease Revenue / Certificates of Participation - 3.2%
$1,000	Puerto Rico Public Building Authority, (CIFG), Variable Rate, 9.845%, 7/1/36(1)(2)	$1,253,560
		$1,253,560
Insured-Other Revenue - 10.5%
$1,930	New York City Cultural Resource Trust, (American Museum of Natural History), (MBIA), 5.00%, 7/1/44	$2,005,695
2,000	New York City Cultural Resource Trust, (Museum of Modern Art), (AMBAC), 5.125%, 7/1/31(3)	2,096,280
		$4,101,975
Insured-Private Education - 25.1%
$1,000	New York City Industrial Development Agency, (New York University), (AMBAC), 5.00%, 7/1/31	$1,033,470
2,500	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	2,627,025
2,265	New York Dormitory Authority, (FIT Student Housing Corp.), (FGIC), 5.00%, 7/1/29	2,380,334
1,500	New York Dormitory Authority, (Fordham University), (FGIC), 5.00%, 7/1/32(3)	1,555,095
1,000	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/31	1,033,470
500	New York Dormitory Authority, (Skidmore College), (FGIC), 5.00%, 7/1/33	522,860
625	New York Dormitory Authority, (University of Rochester), (MBIA), 5.00%, 7/1/27	654,037
		$9,806,291

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund II as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Public Education - 7.2%
$1,000	New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/25	$1,129,100
1,500	New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/30	1,689,780
		$2,818,880
Insured-Special Tax Revenue - 12.0%
$1,385	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$480,636
740	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	164,006
2,500	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/33	674,975
14,975	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/45	2,226,034
1,150	Sales Tax Asset Recievables Corp., (AMBAC), 4.50%, 10/15/33	1,143,629
		$4,689,280
Insured-Transportation - 21.5%
$2,000	Metropolitan Transportation Authority, Transportation Revenue Bonds, (FGIC), 5.25%, 11/15/31	$2,135,680
835	Port Authority of New York and New Jersey, (FSA), Variable Rate, 9.035%, 11/1/27(1)(2)	965,060
1,000	Puerto Rico Highway and Transportation Authority, (AMBAC), Variable Rate, 8.712%, 7/1/28(1)(2)	1,141,810
2,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/33	2,092,020
2,000	Triborough Bridge and Tunnel Authority, (MBIA), 5.00%, 11/15/32	2,076,960
		$8,411,530
Insured-Water and Sewer - 14.4%
$3,000	New York City Municipal Water Finance Authority, (AMBAC), 5.00%, 6/15/38(4)	$3,117,390
2,400	Niagara Falls, Public Water Authority and Sewer System, (MBIA), 5.00%, 7/15/34	2,499,600
		$5,616,990
Insured-Water Revenue - 5.6%
$2,255	New York Environmental Facilities Corp., (MBIA), 4.25%, 6/15/28(5)	$2,189,267
		$2,189,267

Principal Amount (000's omitted)	Security	Value
Other Revenue - 1.6%
$500	Puerto Rico Infrastructure Financing Authority, Variable Rate, 11.069%, 10/1/32(1)(2)	$643,770
		$643,770
Private Education - 5.3%
$1,000	Dutchess County, Industrial Development Agency, (Marist College), 5.00%, 7/1/22	$1,034,670
1,000	New York City Industrial Development Agency, (St. Francis College), 5.00%, 10/1/34	1,027,360
		$2,062,030
Transportation - 2.7%
$1,000	Port Authority of New York and New Jersey, 5.00%, 9/1/38	$1,045,780
		$1,045,780
Total Tax-Exempt Investments - 160.5% (identified cost $59,886,003)		$62,742,454
Other Assets, Less Liabilities - (2.9)%		$(1,137,078)
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (57.6)%		$(22,504,812)
Net Assets Applicable to Common Shares - 100.0%		$39,100,564

AMBAC - AMBAC Financial Group, Inc.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 84.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.0% to 30.4% of total investments.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund II as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $5,314,719 or 13.6% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  When-issued security.

See notes to financial statements

Eaton Vance Insured Ohio Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 155.7%
Principal Amount (000's omitted)	Security	Value
Electric Utilities - 2.8%
$1,000	Puerto Rico Electric Power Authority, 5.125%, 7/1/29	$1,048,460
		$1,048,460
Hospital - 2.6%
$900	Cuyahoga County, (Cleveland Clinic Health System), 5.50%, 1/1/29	$955,260
		$955,260
Insured-Electric Utilities - 12.5%
$500	Ohio Air Quality Development Authority, (Dayton Power & Light Co.), (FGIC), 4.80%, 1/1/34	$506,735
4,000	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/25	1,629,520
1,775	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/26	685,008
5,000	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/27	1,830,000
		$4,651,263
Insured-Escrowed / Prerefunded - 6.1%
$875	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 7.041%, 7/1/28(1)(2)	$967,172
615	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 10.286%, 7/1/28(1)(3)	712,176
500	University of Akron, Prerefunded to 1/1/10, (FGIC), Variable Rate, 8.45%, 1/1/29(1)(2)	607,005
		$2,286,353
Insured-General Obligations - 56.5%
$1,500	Ashtabula School District, (Construction Improvements), (FGIC), 5.00%, 12/1/30(4)	$1,558,950
1,000	Cleveland, Municipal School District, (FSA), 5.00%, 12/1/27	1,048,310
1,500	Columbus School District, (FSA), 5.00%, 12/1/32	1,571,250
2,500	Cuyahoga Community College District, (AMBAC), 5.00%, 12/1/32	2,604,475
1,190	Jefferson County, (AMBAC), 4.75%, 12/1/34	1,212,622
2,500	Olentangy School District, (School Facility Construction and Improvements), (MBIA), 5.00%, 12/1/30	2,598,250
1,000	Oregon School District, (AMBAC), 4.50%, 12/1/32	983,760

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$2,400	Plain School District, (FGIC), 0.00%, 12/1/27	$813,696
1,400	Powell, (FGIC), 5.50%, 12/1/32	1,536,094
2,500	Springboro Community School District, (MBIA), 5.00%, 12/1/32	2,613,425
750	Tecumseh School District, (FGIC), 4.75%, 12/1/31	760,253
2,600	Trotwood-Madison School District, (School Improvements), (FGIC), 5.00%, 12/1/30	2,705,430
1,000	Zanesville School District, (School Improvements), (MBIA), 5.05%, 12/1/29	1,052,210
		$21,058,725
Insured-Hospital - 7.0%
$1,000	Hamilton County, (Cincinnati Childrens Hospital), (FGIC), 5.00%, 5/15/32	$1,040,150
1,500	Hamilton County, (Cincinnati Childrens Hospital), (FGIC), 5.125%, 5/15/28	1,578,375
		$2,618,525
Insured-Lease Revenue / Certificates of Participation - 9.6%
$1,000	Cleveland, (Cleveland Stadium), (AMBAC), 5.25%, 11/15/27	$1,051,840
1,000	Puerto Rico Public Building Authority, (CIFG), Variable Rate, 9.845%, 7/1/36(1)(3)	1,253,560
235	Puerto Rico Public Buildings Authority, Government Facilities Revenue, (XLCA), 5.25%, 7/1/36	250,442
1,000	Summit County, (Civic Theater Project), (AMBAC), 5.00%, 12/1/33	1,032,320
		$3,588,162
Insured-Pooled Loans - 0.9%
$280	Puerto Rico Municipal Finance Agency, (FSA), Variable Rate, 9.095%, 8/1/27(1)(3)	$320,799
		$320,799
Insured-Public Education - 16.6%
$3,000	Cincinnati Technical and Community College, (AMBAC), 5.00%, 10/1/28	$3,141,960
750	Cleveland-Cuyahoga County Port Authority, (Cleveland State University), (AMBAC), 4.50%, 8/1/36	727,320
1,170	Ohio University, (FSA), 5.25%, 12/1/23	1,278,248
1,000	University of Cincinnati, (AMBAC), 5.00%, 6/1/31	1,038,670
		$6,186,198

See notes to financial statements

Eaton Vance Insured Ohio Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue - 12.3%
$4,315	Hamilton County, Sales Tax, (AMBAC), 0.00%, 12/1/22	$1,983,001
5,000	Hamilton County, Sales Tax, (AMBAC), 0.00%, 12/1/23	2,180,500
1,000	Hamilton County, Sales Tax, (AMBAC), 0.00%, 12/1/24	415,070
		$4,578,571
Insured-Transportation - 13.8%
$4,000	Cleveland Airport System, (FSA), 5.00%, 1/1/31	$4,108,360
885	Puerto Rico Highway and Transportation Authority, (AMBAC), Variable Rate, 9.097%, 7/1/28(1)(3)	1,010,502
		$5,118,862
Pooled Loans - 7.0%
$1,500	Cleveland-Cuyahoga County Port Authority, (Garfield Heights), 5.25%, 5/15/23	$1,507,185
1,000	Rickenbacker Port Authority Capital Funding, (Oasbo), 5.375%, 1/1/32	1,078,180
		$2,585,365
Private Education - 8.0%
$1,000	Ohio Higher Educational Facilities Authority, (Oberlin College), 5.00%, 10/1/33	$1,038,400
1,000	Ohio Higher Educational Facilities Authority, (Oberlin College), Variable Rate, 6.95%, 10/1/29(1)(2)	1,054,720
850	Ohio Higher Educational Facilities Commission, (John Carroll University), 5.25%, 11/15/33	900,057
		$2,993,177
Total Tax-Exempt Investments - 155.7% (identified cost $54,932,557)		$57,989,720
Other Assets, Less Liabilities - 3.1%		$1,147,635
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (58.8)%		$(21,882,613)
Net Assets Applicable to Common Shares - 100.0%		$37,254,742

AMBAC - AMBAC Financial Group, Inc.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 86.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 32.9% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $5,925,934 or 15.9% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Pennsylvania Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 157.9%
Principal Amount (000's omitted)	Security	Value
Electric Utilities - 0.8%
$325	Puerto Rico Electric Power Authority, Variable Rate, 7.70%, 7/1/29(1)(2)	$356,505
		$356,505
Hospital - 9.2%
$750	Lancaster County Hospital Authority, 5.50%, 3/15/26	$788,678
350	Lebanon County Health Facility Authority, (Good Samaritan Hospital), 6.00%, 11/15/35	376,383
1,500	Lehigh County General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	1,549,020
750	Pennsylvania HEFA, (UPMC Health System), 6.00%, 1/15/31	822,233
500	St. Mary Hospital Authority, (Catholic Health East), 5.375%, 11/15/34	525,390
		$4,061,704
Insured-Electric Utilities - 4.6%
$1,500	Lehigh County IDA, Pollution Control, (PPL Electric Utilities Corp.), (FGIC), 4.70%, 9/1/29	$1,508,235
400	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 9.665%, 7/1/29(1)(3)	489,528
		$1,997,763
Insured-Escrowed / Prerefunded - 16.7%
$1,000	Butler School District, (FSA), Prerefunded to 4/1/14 , 5.00%, 4/1/31	$1,086,120
750	Pennsylvania Turnpike Commision, Oil Franchise Tax, (AMBAC), Escrowed to Maturity, 4.75%, 12/1/27	765,420
3,050	Pennsylvania Turnpike Commission, (AMBAC), Prerefunded to 7/15/11, 5.00%, 7/15/41	3,329,868
400	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.089%, 7/1/32(1)(3)	505,480
270	Southcentral General Authority, (MBIA), Escrowed to Maturity, 5.25%, 5/15/31	290,409
1,230	Southcentral General Authority, (MBIA), Prerefunded to 5/15/11, 5.25%, 5/15/31	1,356,739
		$7,334,036
Insured-Gas Utilities - 5.3%
$1,355	Philadelphia Natural Gas Works, (FSA), 5.125%, 8/1/31	$1,406,409
875	Philadelphia Natural Gas Works, (FSA), Variable Rate, 6.94%, 7/1/28(1)(2)	933,468
		$2,339,877

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations - 32.4%
$1,650	Armstrong County, (MBIA), 5.40%, 6/1/31	$1,780,796
4,845	Canon McMillan School District, (FGIC), 0.00%, 12/1/33	1,229,467
500	Canon McMillan School District, (FGIC), 5.25%, 12/1/34	531,640
1,000	Gateway, School District Alleghany County, (FGIC), 5.00%, 10/15/32	1,042,660
2,555	McKeesport School District, (MBIA), 0.00%, 10/1/21	1,228,214
2,000	Pennridge School District, (MBIA), 5.00%, 2/15/29	2,083,100
500	Philadelphia, (FSA), 5.00%, 9/15/31	514,530
300	Philadelphia, (FSA), 5.25%, 9/15/25	318,975
585	Philadelphia, (FSA), Variable Rate, 8.999%, 9/15/31(1)(3)	636,000
1,000	Pine-Richland School District, (FSA), 5.00%, 9/1/29	1,033,300
1,390	Steel Valley School District, Allegheny County, (FSA), 0.00%, 11/1/29	452,403
1,390	Steel Valley School District, Allegheny County, (FSA), 0.00%, 11/1/30	428,648
1,290	Steel Valley School District, Allegheny County, (FSA), 0.00%, 11/1/31	376,693
2,500	Upper Clair Township School District, (FSA), 5.00%, 7/15/32	2,589,300
		$14,245,726
Insured-Hospital - 2.3%
$1,000	Washington County Hospital Authority, (Washington Hospital), (AMBAC), 5.125%, 7/1/28	$1,026,360
		$1,026,360
Insured-Industrial Development Revenue - 4.0%
$1,700	Allegheny County IDA, (MBIA), 5.00%, 11/1/29	$1,766,181
		$1,766,181
Insured-Lease Revenue / Certificates of Participation - 7.3%
$1,300	Philadelphia Authority for Industrial Development Lease Revenue, (FSA), 5.125%, 10/1/26	$1,383,668
1,700	Philadelphia Authority for Industrial Development Lease Revenue, (FSA), 5.25%, 10/1/30	1,801,507
		$3,185,175
Insured-Private Education - 16.2%
$1,000	Chester County IDA Educational Facility, (Westtown School), (AMBAC), 5.00%, 1/1/31	$1,033,800
3,315	Delaware County, (Villanova University), (MBIA), 5.00%, 12/1/28	3,465,833

See notes to financial statements

Eaton Vance Insured Pennsylvania Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Private Education (continued)
$2,500	Pennsylvania HEFA, (Temple University), (MBIA), 5.00%, 4/1/29(4)	$2,599,200
		$7,098,833
Insured-Public Education - 8.9%
$2,400	Lycoming County Authority, (Pennsylvania College of Technology), (AMBAC), 5.25%, 5/1/32	$2,548,992
1,000	Pennsylvania HEFA, (Clarion University Foundation), (XLCA), 5.00%, 7/1/33	1,035,990
300	Pennsylvania HEFA, (University of the Science in Philadelphia), (XLCA), 4.75%, 11/1/33	301,710
		$3,886,692
Insured-Special Tax Revenue - 15.9%
$4,350	Pittsburgh and Allegheny County Public Auditorium, (AMBAC), 5.00%, 2/1/29	$4,524,783
2,210	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	766,936
1,180	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	261,523
8,700	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/43	1,427,583
		$6,980,825
Insured-Transportation - 16.7%
$2,000	Allegheny County Port Authority, (FGIC), 5.00%, 3/1/25	$2,109,860
1,000	Allegheny County Port Authority, (FGIC), 5.00%, 3/1/29	1,035,750
800	Pennsylvania Turnpike Commission, Registration Fee, (FSA), 5.25%, 7/15/27	912,280
2,050	Pennsylvania Turnpike Commission, Registration Fee, (FSA), 5.25%, 7/15/29	2,333,187
815	Puerto Rico Highway and Transportation Authority, (MBIA), Variable Rate, 10.862%, 7/1/36(1)(3)	960,323
		$7,351,400
Insured-Water and Sewer - 12.4%
$1,555	Erie Sewer Authority, (AMBAC), 0.00%, 12/1/25	$599,017
2,155	Erie Sewer Authority, (AMBAC), 0.00%, 12/1/25	830,149
1,920	Erie Sewer Authority, (AMBAC), 0.00%, 12/1/26	699,648
1,500	Pennsylvania University Sewer Authority, (MBIA), 5.00%, 11/1/26	1,555,245
1,000	Philadelphia Water & Wastewater, (FGIC), Variable Rate, 8.995%, 11/1/31(1)(3)	1,111,230
580	Pittsburgh Water and Sewer Authority, (AMBAC), Variable Rate, 9.381%, 12/1/27(1)(3)	660,208
		$5,455,497

Principal Amount (000's omitted)	Security	Value
Transportation - 5.2%
$1,400	Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/28	$1,447,138
800	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/43	827,592
		$2,274,730
Total Tax-Exempt Investments - 157.9% (identified cost $66,083,281)		$69,361,304
Other Assets, Less Liabilities - 1.3%		$560,239
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (59.2)%		$(26,001,730)
Net Assets Applicable to Common Shares - 100.0%		$43,919,813

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 90.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.9% to 26.6% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of the securities is $5,642,742 or 12.9% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of September 30, 2005

	Insured Municipal Fund II	Insured California Fund II	Insured Florida Fund
Assets
Investments -
Identified cost	$226,035,083	$85,950,870	$56,992,667
Unrealized appreciation	12,389,813	3,653,718	2,822,912
Investments, at value	$238,424,896	$89,604,588	$59,815,579
Cash	$1,647,236	$392,531	$-
Receivable from the transfer agent	20,372	-	12,340
Interest receivable	3,149,385	944,922	1,068,566
Receivable for daily variation margin on open financial futures contracts	225,000	75,000	51,375
Prepaid expenses	30,268	4,299	4,299
Total assets	$243,497,157	$91,021,340	$60,952,159
Liabilities
Payable for when-issued securities	$3,881,507	$-	$-
Due to custodian	-	-	108,376
Payable to affiliate for investment advisory fees	79,209	30,220	20,156
Accrued expenses	98,644	49,403	48,153
Total liabilities	$4,059,360	$79,623	$176,685
Auction preferred shares at liquidation value plus cumulative unpaid dividends	87,501,212	33,754,814	22,506,662
Net assets applicable to common shares	$151,936,585	$57,186,903	$38,268,812
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized	$99,211	$38,614	$25,739
Additional paid-in capital	140,683,519	54,736,873	36,490,951
Accumulated net realized loss (computed on the basis of identified cost)	(3,581,614)	(2,042,212)	(1,533,426)
Undistributed net investment income	773,207	213,260	107,874
Net unrealized appreciation (computed on the basis of identified cost)	13,962,262	4,240,368	3,177,674
Net assets applicable to common shares	$151,936,585	$57,186,903	$38,268,812
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	3,500	1,350	900
Common Shares Outstanding
	9,921,077	3,861,403	2,573,860
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$15.31	$14.81	$14.87

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of September 30, 2005

	Insured Massachusetts Fund	Insured Michigan Fund	Insured New Jersey Fund
Assets
Investments -
Identified cost	$39,226,005	$33,435,457	$57,112,951
Unrealized appreciation	2,441,810	2,193,608	3,545,623
Investments, at value	$41,667,815	$35,629,065	$60,658,574
Cash	$268,560	$23,223	$-
Receivable for investments sold	-	-	1,373,637
Receivable from the transfer agent	5,095	2,931	4,889
Interest receivable	540,795	542,611	695,278
Receivable for daily variation margin on open financial futures contracts	37,500	20,625	56,250
Prepaid expenses	4,299	-	-
Total assets	$42,524,064	$36,218,455	$62,788,628
Liabilities
Payable for when-issued securities	$522,643	$-	$1,051,380
Due to custodian	-	-	140,436
Payable to affiliate for Trustees' fees	-	19	16
Payable to affiliate for investment advisory fees	13,949	12,005	20,481
Accrued expenses	44,959	34,057	39,046
Total liabilities	$581,551	$46,081	$1,251,359
Auction preferred shares at liquidation value plus cumulative unpaid dividends	15,501,064	13,502,195	22,504,932
Net assets applicable to common shares	$26,441,449	$22,670,179	$39,032,337
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized	$17,507	$15,112	$25,609
Additional paid-in capital	24,804,369	21,404,386	36,296,221
Accumulated net realized loss (computed on the basis of identified cost)	(1,259,241)	(1,176,975)	(1,466,073)
Undistributed net investment income	178,054	89,907	242,532
Net unrealized appreciation (computed on the basis of identified cost)	2,700,760	2,337,749	3,934,048
Net assets applicable to common shares	$26,441,449	$22,670,179	$39,032,337
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	620	540	900
Common Shares Outstanding
	1,750,744	1,511,225	2,560,885
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$15.10	$15.00	$15.24

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of September 30, 2005

	Insured New York Fund II	Insured Ohio Fund	Insured Pennsylvania Fund
Assets
Investments -
Identified cost	$59,886,003	$54,932,557	$66,083,281
Unrealized appreciation	2,856,451	3,057,163	3,278,023
Investments, at value	$62,742,454	$57,989,720	$69,361,304
Cash	$314,251	$317,288	$-
Receivable from the transfer agent	-	-	3,937
Interest receivable	753,424	825,952	859,319
Receivable for daily variation margin on open financial futures contracts	57,750	67,875	84,375
Prepaid expenses	-	4,298	-
Total assets	$63,867,879	$59,205,133	$70,308,935
Liabilities
Payable for when-issued securities	$2,184,283	$-	$-
Due to custodian	-	-	326,071
Payable to affiliate for Trustees' fees	152	-	-
Payable to affiliate for investment advisory fees	20,446	19,529	23,168
Accrued expenses	57,622	48,249	38,153
Total liabilities	$2,262,503	$67,778	$387,392
Auction preferred shares at liquidation value plus cumulative unpaid dividends	22,504,812	21,882,613	26,001,730
Net assets applicable to common shares	$39,100,564	$37,254,742	$43,919,813
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized	$25,549	$25,127	$29,422
Additional paid-in capital	36,205,691	35,610,746	41,701,446
Accumulated net realized loss (computed on the basis of identified cost)	(503,314)	(1,960,840)	(1,773,510)
Undistributed net investment income	112,592	48,190	107,068
Net unrealized appreciation (computed on the basis of identified cost)	3,260,046	3,531,519	3,855,387
Net assets applicable to common shares	$39,100,564	$37,254,742	$43,919,813
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	900	875	1,040
Common Shares Outstanding
	2,554,928	2,512,727	2,942,197
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$15.30	$14.83	$14.93

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 2005

	Insured Municipal Fund II	Insured California Fund II	Insured Florida Fund
Investment Income
Interest	$12,405,474	$4,497,178	$3,059,292
Total investment income	$12,405,474	$4,497,178	$3,059,292
Expenses
Investment adviser fee	$1,320,232	$500,014	$334,024
Trustees' fees and expenses	8,502	5,828	1,328
Legal and accounting services	47,528	35,869	32,843
Printing and postage	33,379	9,155	7,930
Custodian fee	132,069	54,928	42,836
Transfer and dividend disbursing agent	128,237	50,543	36,388
Preferred shares remarketing agent fee	218,752	84,373	56,250
Miscellaneous	42,363	23,328	27,242
Total expenses	$1,931,062	$764,038	$538,841
Deduct -
Reduction of custodian fee	$11,582	$21,108	$2,876
Reduction of investment adviser fee	360,563	136,368	91,097
Total expense reductions	$372,145	$157,476	$93,973
Net expenses	$1,558,917	$606,562	$444,868
Net investment income	$10,846,557	$3,890,616	$2,614,424
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$1,163,528	$689,804	$476,754
Financial futures contracts	(4,860,830)	(1,793,670)	(1,118,868)
Net realized loss	$(3,697,302)	$(1,103,866)	$(642,114)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$4,864,314	$1,564,848	$1,101,326
Financial futures contracts	2,414,417	910,937	568,792
Net change in unrealized appreciation (depreciation)	$7,278,731	$2,475,785	$1,670,118
Net realized and unrealized gain	$3,581,429	$1,371,919	$1,028,004
Distributions to preferred shareholders
From net investment income	$(1,672,528)	$(558,126)	$(408,998)
From net realized gain	(2,835)	-	-
Total distributions to preferred shareholders	$(1,675,363)	$(558,126)	$(408,998)
Net increase in net assets from operations	$12,752,623	$4,704,409	$3,233,430

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 2005

	Insured Massachusetts Fund	Insured Michigan Fund	Insured New Jersey Fund
Investment Income
Interest	$2,131,528	$1,857,402	$3,106,355
Total investment income	$2,131,528	$1,857,402	$3,106,355
Expenses
Investment adviser fee	$231,314	$199,578	$339,623
Trustees' fees and expenses	1,328	151	1,344
Legal and accounting services	32,659	30,115	31,220
Printing and postage	7,877	5,540	11,919
Custodian fee	31,038	25,026	39,362
Transfer and dividend disbursing agent	28,152	24,790	38,888
Preferred shares remarketing agent fee	38,748	34,400	56,250
Miscellaneous	24,331	26,285	26,091
Total expenses	$395,447	$345,885	$544,697
Deduct -
Reduction of custodian fee	$2,739	$2,408	$5,210
Reduction of investment adviser fee	63,516	54,430	92,624
Total expense reductions	$66,255	$56,838	$97,834
Net expenses	$329,192	$289,047	$446,863
Net investment income	$1,802,336	$1,568,355	$2,659,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$231,566	$125,941	$711,201
Financial futures contracts	(840,735)	(753,097)	(1,243,120)
Net realized loss	$(609,169)	$(627,156)	$(531,919)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$707,060	$660,396	$812,479
Financial futures contracts	410,540	318,447	577,913
Net change in unrealized appreciation (depreciation)	$1,117,600	$978,843	$1,390,392
Net realized and unrealized gain	$508,431	$351,687	$858,473
Distributions to preferred shareholders
From net investment income	$(250,700)	$(247,412)	$(406,069)
Net increase in net assets from operations	$2,060,067	$1,672,630	$3,111,896

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 2005

	Insured New York Fund II	Insured Ohio Fund	Insured Pennsylvania Fund
Investment Income
Interest	$3,039,180	$2,961,380	$3,495,547
Total investment income	$3,039,180	$2,961,380	$3,495,547
Expenses
Investment adviser fee	$338,411	$325,805	$381,685
Trustees' fees and expenses	1,481	1,328	1,219
Legal and accounting services	37,440	32,832	31,411
Printing and postage	7,800	8,940	11,775
Custodian fee	42,768	42,219	43,894
Transfer and dividend disbursing agent	49,795	37,147	42,554
Preferred shares remarketing agent fee	56,250	54,688	64,830
Miscellaneous	30,117	26,221	30,585
Total expenses	$564,062	$529,180	$607,953
Deduct -
Reduction of custodian fee	$7,197	$5,295	$5,567
Reduction of investment adviser fee	92,294	88,855	104,096
Total expense reductions	$99,491	$94,150	$109,663
Net expenses	$464,571	$435,030	$498,290
Net investment income	$2,574,609	$2,526,350	$2,997,257
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$1,198,067	$237,912	$836,434
Financial futures contracts	(1,258,462)	(1,575,625)	(1,454,135)
Net realized loss	$(60,395)	$(1,337,713)	$(617,701)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$609,002	$1,154,614	$1,521,539
Financial futures contracts	630,927	711,215	822,201
Net change in unrealized appreciation (depreciation)	$1,239,929	$1,865,829	$2,343,740
Net realized and unrealized gain	$1,179,534	$528,116	$1,726,039
Distributions to preferred shareholders
From net investment income	$(378,349)	$(434,877)	$(507,628)
Net increase in net assets from operations	$3,375,794	$2,619,589	$4,215,668

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2005

Increase (Decrease) in Net Assets	Insured Municipal Fund II	Insured California Fund II	Insured Florida Fund
From operations -
Net investment income	$10,846,557	$3,890,616	$2,614,424
Net realized loss from investment transactions and financial futures contracts	(3,697,302)	(1,103,866)	(642,114)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	7,278,731	2,475,785	1,670,118
Distributions to preferred shareholders From net investment income	(1,672,528)	(558,126)	(408,998)
From net realized gain	(2,835)	-	-
Net increase in net assets from operations	$12,752,623	$4,704,409	$3,233,430
Distributions to common shareholders -
From net investment income	$(9,921,669)	$(3,559,348)	$(2,330,794)
From net realized gain	(28,757)	-	-
Total distributions to common shareholders	$(9,950,426)	$(3,559,348)	$(2,330,794)
Capital share transactions -
Reinvestment of distributions to common shareholders	$77,370	$86,785	$154,716
Net increase in net assets from capital share transactions	$77,370	$86,785	$154,716
Net increase in net assets	$2,879,567	$1,231,846	$1,057,352
Net Assets Applicable to Common Shares
At beginning of year	$149,057,018	$55,955,057	$37,211,460
At end of year	$151,936,585	$57,186,903	$38,268,812
Undistributed net investment income included in net assets applicable to common shares
At end of year	$773,207	$213,260	$107,874

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2005

Increase (Decrease) in Net Assets	Insured Massachusetts Fund	Insured Michigan Fund	Insured New Jersey Fund
From operations -
Net investment income	$1,802,336	$1,568,355	$2,659,492
Net realized loss from investment transactions and financial futures contracts	(609,169)	(627,156)	(531,919)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,117,600	978,843	1,390,392
Distributions to preferred shareholders -
From net investment income	(250,700)	(247,412)	(406,069)
Net increase in net assets from operations	$2,060,067	$1,672,630	$3,111,896
Distributions to common shareholders -
From net investment income	$(1,657,895)	$(1,431,507)	$(2,456,689)
Total distributions to common shareholders	$(1,657,895)	$(1,431,507)	$(2,456,689)
Capital share transactions -
Reinvestment of distributions to common shareholders	$57,153	$33,377	$50,800
Net increase in net assets from capital share transactions	$57,153	$33,377	$50,800
Net increase in net assets	$459,325	$274,500	$706,007
Net Assets Applicable to Common Shares
At beginning of year	$25,982,124	$22,395,679	$38,326,330
At end of year	$26,441,449	$22,670,179	$39,032,337
Undistributed net investment income included in net assets applicable to common shares
At end of year	$178,054	$89,907	$242,532

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2005

Increase (Decrease) in Net Assets	Insured New York Fund II	Insured Ohio Fund	Insured Pennsylvania Fund
From operations -
Net investment income	$2,574,609	$2,526,350	$2,997,257
Net realized loss from investment transactions and financial futures contracts	(60,395)	(1,337,713)	(617,701)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,239,929	1,865,829	2,343,740
Distributions to preferred shareholders -
From net investment income	(378,349)	(434,877)	(507,628)
Net increase in net assets from operations	$3,375,794	$2,619,589	$4,215,668
Distributions to common shareholders -
From net investment income	$(2,379,407)	$(2,163,391)	$(2,685,275)
Total distributions to common shareholders	$(2,379,407)	$(2,163,391)	$(2,685,275)
Capital share transactions -
Reinvestment of distributions to common shareholders	$15,536	$52,662	$37,173
Net increase in net assets from capital share transactions	$15,536	$52,662	$37,173
Net increase in net assets	$1,011,923	$508,860	$1,567,566
Net Assets Applicable to Common Shares
At beginning of year	$38,088,641	$36,745,882	$42,352,247
At end of year	$39,100,564	$37,254,742	$43,919,813
Undistributed net investment income included in net assets applicable to common shares
At end of year	$112,592	$48,190	$107,068

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2004

Increase (Decrease) in Net Assets	Insured Municipal Fund II	Insured California Fund II	Insured Florida Fund
From operations -
Net investment income	$11,516,757	$4,083,192	$2,718,049
Net realized loss from investment transactions and financial futures contracts	(950,131)	(1,215,578)	(1,063,436)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	4,243,786	1,132,287	1,057,424
Distributions to preferred shareholders From net investment income	(797,793)	(291,894)	(196,442)
From net realized gain	(171,657)	(14,985)	(16,866)
Net increase in net assets from operations	$13,840,962	$3,693,022	$2,498,729
Distributions to common shareholders -
From net investment income	$(9,917,512)	$(3,652,192)	$(2,380,578)
From net realized gain	(1,566,389)	(231,517)	(203,870)
Total distributions to common shareholders	$(11,483,901)	$(3,883,709)	$(2,584,448)
Capital share transactions -
Reinvestment of distributions to common shareholders	$126,364	$62,350	$111,072
Net increase in net assets from capital transactions	$126,364	$62,350	$111,072
Net increase (decrease) in net assets	$2,483,425	$(128,337)	$25,353
Net Assets Applicable to Common Shares
At beginning of year	$146,573,593	$56,083,394	$37,186,107
At end of year	$149,057,018	$55,955,057	$37,211,460
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$1,566,379	$456,720	$241,693

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2004

Increase (Decrease) in Net Assets	Insured Massachusetts Fund	Insured Michigan Fund	Insured New Jersey Fund
From operations -
Net investment income	$1,935,791	$1,666,354	$2,854,199
Net realized loss from investment transactions and financial futures contracts	(828,128)	(492,853)	(1,121,698)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,438,657	877,179	2,041,208
Distributions to preferred shareholders From net investment income	(120,070)	(134,802)	(171,798)
From net realized gain	(28,935)	-	(38,781)
Net increase in net assets from operations	$2,397,315	$1,915,878	$3,563,130
Distributions to common shareholders -
From net investment income	$(1,654,712)	$(1,429,865)	$(2,453,611)
From net realized gain	(392,319)	-	(525,716)
Total distributions to common shareholders	$(2,047,031)	$(1,429,865)	$(2,979,327)
Capital share transactions -
Reinvestment of distributions to common shareholders	$46,328	$16,409	$55,739
Net increase in net assets from capital transactions	$46,328	$16,409	$55,739
Net increase in net assets	$396,612	$502,422	$639,542
Net Assets Applicable to Common Shares
At beginning of year	$25,585,512	$21,893,257	$37,686,788
At end of year	$25,982,124	$22,395,679	$38,326,330
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$291,640	$207,270	$446,605

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2004

Increase (Decrease) in Net Assets	Insured New York Fund II	Insured Ohio Fund	Insured Pennsylvania Fund
From operations -
Net investment income	$2,758,687	$2,642,851	$3,139,699
Net realized loss from investment transactions and financial futures contracts	(482,428)	(906,301)	(1,394,029)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,049,417	962,405	1,197,414
Distributions to preferred shareholders From net investment income	(161,738)	(215,359)	(243,715)
From net realized gain	(40,869)	(6,904)	(32,614)
Net increase in net assets from operations	$3,123,069	$2,476,692	$2,666,755
Distributions to common shareholders -
From net investment income	$(2,459,266)	$(2,330,988)	$(2,755,136)
From net realized gain	(563,836)	(82,913)	(412,505)
Total distributions to common shareholders	$(3,023,102)	$(2,413,901)	$(3,167,641)
Capital share transactions -
Reinvestment of distributions to common shareholders	$4,566	$73,548	$31,524
Net increase in net assets from capital transactions	$4,566	$73,548	$31,524
Net increase (decrease) in net assets	$104,533	$136,339	$(469,362)
Net Assets Applicable to Common Shares
At beginning of year	$37,984,108	$36,609,543	$42,821,609
At end of year	$38,088,641	$36,745,882	$42,352,247
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$303,550	$142,718	$307,611

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund II
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Net asset value - Beginning of year (Common shares)	$15.030	$14.790	$14.325	(3)
Income (loss) from operations
Net investment income	$1.094	$1.162	$0.879
Net realized and unrealized gain	0.359	0.334	0.508
Distributions to preferred shareholders
From net investment income	(0.169)	(0.080)	(0.071)
From net realized gain	0.000 (4)	(0.017)	-
Total income from operations	$1.284	$1.399	$1.316
Less distributions to common shareholders
From net investment income	$(1.001)	$(1.001)	$(0.714)
From net realized gain	(0.003)	(0.158)	-
Total distributions to common shareholders	$(1.004)	$(1.159)	$(0.714)
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.048)
Preferred Shares underwriting discounts	$-	$-	$(0.089)
Net asset value - End of year (Common shares)	$15.310	$15.030	$14.790
Market value - End of year (Common shares)	$16.170	$14.820	$14.000
Total Investment Return on Net Asset Value(5)	8.77%	10.00%	8.46	%(6)
Total Investment Return on Market Value(5)	16.51%	14.59%	2.67	%(6)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund II
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$151,937	$149,057	$146,574
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(7)	1.03%	1.00%	0.86	%(8)
Net expenses after custodian fee reduction(7)	1.02%	1.00%	0.84	%(8)
Net investment income(7)	7.11%	7.92%	7.14	%(8)
Portfolio Turnover	11%	34%	79%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(7)	1.27%	1.24%	1.09	%(8)
Expenses after custodian fee reduction(7)	1.26%	1.24%	1.07	%(8)
Net investment income(7)	6.87%	7.68%	6.91	%(8)
Net investment income per share	$1.057	$1.127	$0.851

††  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.65%	0.63%	0.57	%(8)
Net expenses after custodian fee reduction	0.65%	0.62%	0.56	%(8)
Net investment income	4.52%	4.94%	4.72	%(8)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.80%	0.78%	0.72	%(8)
Expenses after custodian fee reduction	0.80%	0.77%	0.71	%(8)
Net investment income	4.37%	4.79%	4.57	%(8)
Senior Securities:
Total preferred shares outstanding	3,500	3,500	3,500
Asset coverage per preferred share(9)	$68,411	$67,599	$66,893
Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000
Approximate market value per preferred share(10)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Equal to less than $0.001 per share.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(8)  Annualized.

(9)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(10)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund II
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Net asset value - Beginning of year (Common shares)	$14.510	$14.560	$14.325	(3)
Income (loss) from operations
Net investment income	$1.008	$1.060	$0.822
Net realized and unrealized gain (loss)	0.360	(0.022)	0.281
Distributions to preferred shareholders
From net investment income	(0.145)	(0.076)	(0.050)
From net realized gain	-	(0.004)	-
Total income from operations	$1.223	$0.958	$1.053
Less distributions to common shareholders
From net investment income	$(0.923)	$(0.948)	$(0.675)
From net realized gain	-	(0.060)	-
Total distributions to common shareholders	$(0.923)	$(1.008)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.054)
Preferred Shares underwriting discounts	$-	$-	$(0.089)
Net asset value - End of year (Common shares)	$14.810	$14.510	$14.560
Market value - End of year (Common shares)	$14.770	$14.580	$13.800
Total Investment Return on Net Asset Value(4)	8.65%	6.84%	6.62	%(5)
Total Investment Return on Market Value(4)	7.84%	13.27%	1.06	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund II
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$57,187	$55,955	$56,083
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.10%	1.09%	0.98	%(7)
Net expenses after custodian fee reduction(6)	1.06%	1.08%	0.96	%(7)
Net investment income(6)	6.81%	7.27%	6.75	%(7)
Portfolio Turnover	15%	13%	36%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.34%	1.33%	1.22	%(7)
Expenses after custodian fee reduction(6)	1.30%	1.32%	1.20	%(7)
Net investment income(6)	6.57%	7.03%	6.51	%(7)
Net investment income per share	$0.973	$1.025	$0.793

††  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.69%	0.68%	0.64	%(7)
Net expenses after custodian fee reduction	0.67%	0.67%	0.63	%(7)
Net investment income	4.28%	4.54%	4.46	%(7)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.84%	0.83%	0.80	%(7)
Expenses after custodian fee reduction	0.82%	0.82%	0.79	%(7)
Net investment income	4.13%	4.39%	4.30	%(7)
Senior Securities:
Total preferred shares outstanding	1,350	1,350	1,350
Asset coverage per preferred share(8)	$67,364	$66,455	$66,545
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Florida Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Net asset value - Beginning of year (Common shares)	$14.520	$14.550	$14.325	(3)
Income (loss) from operations
Net investment income	$1.018	$1.062	$0.788
Net realized and unrealized gain	0.399	0.002 (4)	0.319
Distributions to preferred shareholders
From net investment income	(0.159)	(0.077)	(0.060)
From net realized gain	-	(0.007)	-
Total income from operations	$1.258	$0.980	$1.047
Less distributions to common shareholders
From net investment income	$(0.908)	$(0.930)	$(0.675)
From net realized gain	-	(0.080)	-
Total distributions to common shareholders	$(0.908)	$(1.010)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.058)
Preferred Shares underwriting discounts	$-	$-	$(0.089)
Net asset value - End of period (Common shares)	$14.870	$14.520	$14.550
Market value - End of period (Common shares)	$14.980	$14.750	$14.100
Total Investment Return on Net Asset Value(5)	8.85%	7.12%	6.37	%(6)
Total Investment Return on Market Value(5)	7.94%	12.29%	3.08	%(6)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Florida Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$38,269	$37,211	$37,186
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(7)	1.17%	1.14%	1.04	%(8)
Net expenses after custodian fee reduction(7)	1.16%	1.14%	0.98	%(8)
Net investment income(7)	6.84%	7.30%	6.45	%(8)
Portfolio Turnover	14%	19%	29%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(7)	1.41%	1.38%	1.29	%(8)
Expenses after custodian fee reduction(7)	1.40%	1.38%	1.23	%(8)
Net investment income(7)	6.60%	7.06%	6.20	%(8)
Net investment income per share	$0.982	$1.027	$0.757

††  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.74%	0.71%	0.69	%(8)
Net expenses after custodian fee reduction	0.73%	0.71%	0.65	%(8)
Net investment income	4.30%	4.55%	4.25	%(8)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.89%	0.86%	0.86	%(8)
Expenses after custodian fee reduction	0.88%	0.86%	0.82	%(8)
Net investment income	4.15%	4.40%	4.08	%(8)
Senior Securities:
Total preferred shares outstanding	900	900	900
Asset coverage per preferred share(9)	$67,528	$66,348	$66,319
Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000
Approximate market value per preferred share(10)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  The per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of reinvested shares of the Fund and the amount of per share realized gains and losses at such time.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(8)  Annualized.

(9)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(10)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Massachusetts Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Net asset value - Beginning of period (Common shares)	$14.870	$14.670	$14.325	(3)
Income (loss) from operations
Net investment income	$1.031	$1.109	$0.823
Net realized and unrealized gain	0.290	0.350	0.411
Distributions to preferred shareholders
From net investment income	(0.143)	(0.069)	(0.058)
From net realized gain	-	(0.017)	-
Total income from operations	$1.178	$1.373	$1.176
Less distributions to common shareholders
From net investment income	$(0.948)	$(0.948)	$(0.675)
From net realized gain	-	(0.225)	-
Total distributions to common shareholders	$(0.948)	$(1.173)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.066)
Preferred Shares underwriting discounts	$-	$-	$(0.090)
Net asset value - End of period (Common shares)	$15.100	$14.870	$14.670
Market value - End of period (Common shares)	$17.350	$15.570	$14.450
Total Investment Return on Net Asset Value(4)	7.74%	9.74%	7.22	%(5)
Total Investment Return on Market Value(4)	18.23%	16.66%	5.61	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Massachusetts Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of period (000's omitted)	$26,441	$25,982	$25,586
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.25%	1.24%	1.10	%(7)
Net expenses after custodian fee reduction(6)	1.24%	1.24%	1.06	%(7)
Net investment income(6)	6.79%	7.58%	6.73	%(7)
Portfolio Turnover	12%	39%	81%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.49%	1.48%	1.36	%(7)
Expenses after custodian fee reduction(6)	1.48%	1.48%	1.32	%(7)
Net investment income(6)	6.55%	7.34%	6.47	%(7)
Net investment income per share	$0.994	$1.074	$0.791

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.79%	0.77%	0.73	%(7)
Net expenses after custodian fee reduction	0.78%	0.77%	0.70	%(7)
Net investment income	4.29%	4.72%	4.42	%(7)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.94%	0.92%	0.90	%(7)
Expenses after custodian fee reduction	0.93%	0.92%	0.87	%(7)
Net investment income	4.14%	4.57%	4.25	%(7)
Senior Securities:
Total preferred shares outstanding	620	620	620
Asset coverage per preferred share(8)	$67,649	$66,907	$66,270
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002 to September 30, 2003.

(3)  Net asset value at the beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Michigan Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Net asset value - Beginning of year (Common shares)	$14.840	$14.520	$14.325	(3)
Income (loss) from operations
Net investment income	$1.039	$1.105	$0.824
Net realized and unrealized gain	0.233	0.252	0.262
Distribution to preferred shareholders -
From net investment income	(0.164)	(0.089)	(0.058)
Total income from operations	$1.108	$1.268	$1.028
Less distributions to common shareholders
From net investment income	$(0.948)	$(0.948)	$(0.675)
Total distributions to common shareholders	$(0.948)	$(0.948)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.068)
Preferred Shares underwriting discounts	$-	$-	$(0.090)
Net asset value - End of period (Common shares)	$15.000	$14.840	$14.520
Market value - End of period (Common shares)	$16.200	$15.490	$14.410
Total Investment Return on Net Asset Value(4)	7.52%	8.96%	6.12	%(5)
Total Investment Return on Market Value(4)	11.26%	14.60%	5.31	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Michigan Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$22,670	$22,396	$21,893
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.28%	1.28%	1.14	%(7)
Net expenses after custodian fee reduction(6)	1.27%	1.27%	1.09	%(7)
Net investment income(6)	6.88%	7.56%	6.75	%(7)
Portfolio Turnover	6%	8%	79%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.52%	1.52%	1.41	%(7)
Expenses after custodian fee reduction(6)	1.51%	1.51%	1.36	%(7)
Net investment income(6)	6.64%	7.32%	6.48	%(7)
Net investment income per share	$1.004	$1.070	$0.792

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.81%	0.79%	0.75	%(7)
Net expenses after custodian fee reduction	0.80%	0.78%	0.71	%(7)
Net investment income	4.32%	4.69%	4.42	%(7)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.96%	0.94%	0.93	%(7)
Expenses after custodian fee reduction	0.95%	0.93%	0.89	%(7)
Net investment income	4.17%	4.54%	4.25	%(7)
Senior Securities:
Total preferred shares outstanding	540	540	540
Asset coverage per preferred share(8)	$66,986	$66,475	$65,543
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New Jersey Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Net asset value - Beginning of year (Common shares)	$14.990	$14.760	$14.325	(3)
Income (loss) from operations
Net investment income	$1.039	$1.117	$0.826
Net realized and unrealized gain	0.330	0.361	0.489
Distributions to preferred shareholders
From net investment income	(0.159)	(0.067)	(0.058)
From net realized gain	-	(0.015)	-
Total income from operations	$1.210	$1.396	$1.257
Less distributions to common shareholders
From net investment income	$(0.960)	$(0.960)	$(0.675)
From net realized gain	-	(0.206)	-
Total distributions to common shareholders	$(0.960)	$(1.166)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.058)
Preferred Shares underwriting discounts	$-	$-	$(0.089)
Net asset value - End of year (Common shares)	$15.240	$14.990	$14.760
Market value - End of year (Common shares)	$16.240	$15.490	$14.520
Total Investment Return on Net Asset Value(4)	8.18%	9.83%	7.89	%(5)
Total Investment Return on Market Value(4)	11.56%	15.37%	6.14	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New Jersey Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$39,032	$38,326	$37,687
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.15%	1.13%	1.03	%(7)
Net expenses after custodian fee reduction(6)	1.14%	1.13%	0.99	%(7)
Net investment income(6)	6.78%	7.54%	6.69	%(7)
Portfolio Turnover	18%	22%	68%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):

Expenses(6)	1.39%	1.37%	1.28	%(7)
Expenses after custodian fee reduction(6)	1.38%	1.37%	1.24	%(7)
Net investment income(6)	6.54%	7.30%	6.44	%(7)
Net investment income per share	$1.003	$1.081	$0.795

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.73%	0.71%	0.69	%(7)
Net expenses after custodian fee reduction	0.72%	0.71%	0.66	%(7)
Net investment income	4.31%	4.73%	4.43	%(7)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.88%	0.86%	0.85	%(7)
Expenses after custodian fee reduction	0.87%	0.86%	0.82	%(7)
Net investment income	4.16%	4.58%	4.26	%(7)
Senior Securities:
Total preferred shares outstanding	900	900	900
Asset coverage per preferred share(8)	$68,375	$67,588	$66,875
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund II
	Year Ended September 30,
	2005(1)		2004(1)		2003(1)(2)
Net asset value - Beginning of year (Common shares)	$14.910		$14.870		$14.325	(3)
Income (loss) from operations
Net investment income	$1.008		$1.080		$0.818
Net realized and unrealized gain	0.462		0.223		0.617
Distributions to preferred shareholders
From net investment income	(0.148)		(0.063)		(0.057)
From net realized gain	-		(0.016)		-
Total income from operations	$1.322		$1.224		$1.378
Less distributions to common shareholders
From net investment income	$(0.932)		$(0.963)		$(0.686)
From net realized gain	-		(0.221)		-
Total distributions to common shareholders	$(0.932)		$(1.184)		$(0.686)
Preferred and Common shares offering costs charged to paid-in capital	$-		$-		$(0.058)
Preferred Shares underwriting discounts	$-		$-		$(0.089)
Net asset value - End of period (Common shares)	$15.300		$14.910		$14.870
Market value - End of period (Common shares)	$14.570		$14.460		$13.710
Total Investment Return on Net Asset Value	9.17	%(4)	8.75	%(4)(10)	8.87	%(5)
Total Investment Return on Market Value	7.19	%(4)	14.39	%(4)(10)	0.38	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund II
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$39,101	$38,089	$37,984
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.21%	1.14%	1.03	%(7)
Net expenses after custodian fee reduction(6)	1.19%	1.13%	0.98	%(7)
Net investment income(6)	6.60%	7.31%	6.65	%(7)
Portfolio Turnover	31%	28%	66%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Advisor. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):

Expenses(6)	1.45%	1.38%	1.28	%(7)
Expenses after custodian fee reduction(6)	1.43%	1.37%	1.23	%(7)
Net investment income(6)	6.36%	7.07%	6.40	%(7)
Net investment income per share	$0.972	$1.045	$0.787

††  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.77%	0.71%	0.68	%(7)
Net expenses after custodian fee reduction	0.76%	0.71%	0.65	%(7)
Net investment income	4.18%	4.58%	4.40	%(7)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.92%	0.86%	0.85	%(7)
Expenses after custodian fee reduction	0.91%	0.86%	0.82	%(7)
Net investment income	4.03%	4.43%	4.23	%(7)
Senior Securities:
Total preferred shares outstanding	900	900	900
Asset coverage per preferred share(8)	$68,450	$67,323	$67,209
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

(10)  During the year ended September 30, 2004, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment in violation of restrictions. The reimbursement was less than $0.01 per common share and had no effect on total investment return on net asset value and total investment return on market value for the year ended September 30, 2004.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Ohio Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Net asset value - Beginning of year (Common shares)	$14.640	$14.620	$14.325	(3)
Income (loss) from operations
Net investment income	$1.006	$1.054	$0.776
Net realized and unrealized gain	0.219	0.018	0.402
Distributions to preferred shareholders
From net investment income	(0.173)	(0.086)	(0.060)
From net realized gain	-	(0.003)	-
Total income from operations	$1.052	$0.983	$1.118
Less distributions to common shareholders
From net investment income	$(0.862)	$(0.930)	$(0.675)
From net realized gain	-	(0.033)	-
Total distributions to common shareholders	$(0.862)	$(0.963)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.060)
Preferred Shares underwriting discounts	$-	$-	$(0.088)
Net asset value - End of year (Common shares)	$14.830	$14.640	$14.620
Market value - End of year (Common shares)	$14.510	$15.200	$14.430
Total Investment Return on Net Asset Value(4)	7.29%	6.94%	6.85	%(5)
Total Investment Return on Market Value(4)	1.11%	12.49%	5.46	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Ohio Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$37,255	$36,746	$36,610
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.18%	1.17%	1.05	%(7)
Net expenses after custodian fee reduction(6)	1.16%	1.16%	0.99	%(7)
Net investment income(6)	6.76%	7.30%	6.38	%(7)
Portfolio Turnover	8%	25%	32%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):

Expenses(6)	1.42%	1.41%	1.30	%(7)
Expenses after custodian fee reduction(6)	1.40%	1.40%	1.24	%(7)
Net investment income(6)	6.52%	7.06%	6.13	%(7)
Net investment income per share	$0.971	$1.019	$0.746

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.74%	0.73%	0.69	%(7)
Net expenses after custodian fee reduction	0.73%	0.72%	0.65	%(7)
Net investment income	4.26%	4.55%	4.21	%(7)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.89%	0.88%	0.86	%(7)
Expenses after custodian fee reduction	0.88%	0.87%	0.82	%(7)
Net investment income	4.11%	4.40%	4.04	%(7)
Senior Securities:
Total preferred shares outstanding	875	875	875
Asset coverage per preferred share(8)	$67,586	$66,999	$66,841
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current maket price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Pennsylvania Fund
	Year Ended September 30,
	2005(1)		2004(1)		2003(1)(2)
Net asset value - Beginning of year (Common shares)	$14.410		$14.580		$14.325	(3)
Income (loss) from operations
Net investment income	$1.019		$1.068		$0.811
Net realized and unrealized gain (loss)	0.587		(0.066)		0.331
Distributions to preferred shareholders
From net investment income	(0.173)		(0.083)		(0.060)
From net realized gain	-		(0.011)		-
Total income from operations	$1.433		$0.908		$1.082
Less distributions to common shareholders
From net investment income	$(0.913)		$(0.938)		$(0.681)
From net realized gain	-		(0.140)		-
Total distributions to common shareholders	$(0.913)		$(1.078)		$(0.681)
Preferred and Common shares offering costs charged to paid-in capital	$-		$-		$(0.056)
Preferred Shares underwriting discounts	$-		$-		$(0.090)
Net asset value - End of period (Common shares)	$14.930		$14.410		$14.580
Market value - End of period (Common shares)	$15.540		$14.980		$14.330
Total Investment Return on Net Asset Value	10.01	%(4)	6.43	%(4)	6.63	%(5)
Total Investment Return on Market Value	10.15	%(4)	12.57	%(4)	4.80	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Pennsylvania Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$43,920	$42,352	$42,822
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.16%	1.12%	1.03	%(7)
Net expenses after custodian fee reduction(6)	1.15%	1.11%	0.97	%(7)
Net investment income(6)	6.91%	7.37%	6.64	%(7)
Portfolio Turnover	21%	17%	34%

†  The operating expenses of the Fund may reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):

Expenses(6)	1.40%	1.36%	1.28	%(7)
Expenses after custodian fee reduction(6)	1.39%	1.35%	1.22	%(7)
Net investment income(6)	6.67%	7.13%	6.39	%(7)
Net investment income per share	$0.984	$1.033	$0.780

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.73%	0.69%	0.68	%(7)
Net expenses after custodian fee reduction	0.72%	0.69%	0.64	%(7)
Net investment income	4.32%	4.58%	4.37	%(7)

†  The operating expenses of the Fund may reflect a reduction of the investment adviser fee and, during the year ended September 30, 2003, a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.88%	0.84%	0.84	%(7)
Expenses after custodian fee reduction	0.87%	0.84%	0.80	%(7)
Net investment income	4.17%	4.43%	4.20	%(7)
Senior Securities:
Total preferred shares outstanding	1,040	1,040	1,040
Asset coverage per preferred share(8)	$67,232	$65,723	$66,178
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Insured Municipal Bond Fund II (Insured Municipal Fund II), Eaton Vance Insured California Municipal Bond Fund II (Insured California Fund II), Eaton Vance Insured Florida Municipal Bond Fund (Insured Florida Fund), Eaton Vance Insured Massachusetts Municipal Bond Fund (Insured Massachusetts Fund), Eaton Vance Insured Michigan Municipal Bond Fund (Insured Michigan Fund), Eaton Vance Insured New Jersey Municipal Bond Fund (Insured New Jersey Fund), Eaton Vance Insured New York Municipal Bond Fund II (Insured New York Fund II), Eaton Vance Insured Ohio Municipal Bond Fund (Insured Ohio Fund), and Eaton Vance Insured Pennsylvania Municipal Bond Fund (Insured Pennsylvania Fund) (individually referred to as the Fund or collectively the Funds) are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. Each of the Funds was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 3, 2002. Each Fund's investment objective is to achieve current income exempt from regular federal income tax, including alternative minimum tax, and taxes in its specified state. Each Fund seeks to achieve its objective by investing primarily in high grade municipal obligations that are insured as to the timely payment of principal and interest.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Municipal bonds and taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Futures contracts and options on futures contracts listed on the commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

C  Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At September 30, 2005, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund	Amount	Expires
Insured Municipal Fund II	$1,552,113	September 30, 2013

Insured California Fund II	1,503,181	September 30, 2013

Insured Florida Fund	1,201,589	September 30, 2013

Insured Massachusetts Fund	934,910	September 30, 2013

Insured Michigan Fund	113,378	September 30, 2012

	754,279	September 30, 2013

Insured New Jersey Fund	1,078,916	September 30, 2013

Insured New York Fund II	106,272	September 30, 2013

Insured Ohio Fund	37,328	September 30, 2012

	1,087,315	September 30, 2013

Insured Pennsylvania Fund	1,210,799	September 30, 2013

Additionally, at September 30, 2005, Insured Municipal Fund II, Insured Massachusetts Fund, Insured Michigan Fund and Insured Ohio Fund had net capital losses of $585,190, $85,301, $185,697, and $423,373 respectively, attributable to security transactions incurred after October 31, 2004. These are treated as arising on the first day of each Fund's taxable year ending September 30, 2006.

In addition, each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Fund, as exempt-interest dividends.

D  Organization and Offering Costs - Costs incurred by each Fund in connection with its organization have been expensed. Costs incurred by each Fund in connection with the offerings of the common shares and

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Financial Futures Contracts - Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Options on Financial Futures Contracts - Upon the purchase of a put option on a financial futures contract by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, a Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

G  When-Issued and Delayed Delivery Transactions - The Funds may engage in when-issued and delayed delivery transactions. The Funds record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

H  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications - Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund and shareholders are indemnified against personal liability for the obligations of each Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

J  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Fund maintains with IBT. All credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses in the Statements of Operations.

K  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Auction Preferred Shares (APS)

Each Fund issued Auction Preferred Shares on January 15, 2003 in a public offering. The underwriting discounts and other offering costs were recorded as a reduction of capital of the common shares of each Fund. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of each Fund's APS and generally have been reset every seven days thereafter by an auction, unless a special dividend period has been set. Initially, the Insured Municipal Fund II elected an Initial Dividend Period for Series B of 360 days. Effective January 10, 2005, a special dividend period was set on the Series B shares of the Insured Municipal Fund II. The dividend rate, which matures on January 8, 2006, is 2.198%. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates. Auction Preferred Shares issued and outstanding as of

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

September 30, 2005 and dividend rate ranges for the year ended September 30, 2005 are as indicated below:

Fund	Preferred Shares Issued and Outstanding	Dividends Rate Ranges
Insured Municipal II Series A	1,750	0.89	% - 2.8%
Insured Municipal II Series B	1,750	1.06	% - 2.20%
Insured California Fund II	1,350	0.70	% - 2.75%
Insured Florida Fund	900	0.10	% - 2.85%
Insured Massachusetts Fund	620	0.849	% - 2.70%
Insured Michigan Fund	540	1.20	% - 2.72%
Insured New Jersey Fund	900	0.75	% - 2.75%
Insured New York Fund II	900	0.90	% - 2.75%
Insured Ohio Fund	875	1.40	% - 2.75%
Insured Pennsylvania Fund	1,040	1.00	% - 2.85%

The APS are redeemable at the option of each Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if any Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Fund is required to maintain certain asset coverage with respect to the APS as defined in each Trust's By-Laws and the Investment Company Act of 1940. Each Fund pays an annual fee equivalent to 0.25% of the preferred shares liquidation value for the remarketing efforts associated with the preferred auction.

3  Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income, after payments of any dividends on any outstanding APS. Distributions are recorded on the ex-dividend date. Distributions of realized capital gains, if any, are made at least annually. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. Effective January 10, 2005, the Series B shares of the Insured Municipal Fund II set a special dividend period of 365 days. The Insured Municipal Fund II Series B pays accumulated dividends on the first business day of each month. Final payment will be made on January 8, 2006. The applicable dividend rates for Auction Preferred Shares on September 30, 2005 are listed below. For the year ended September 30, 2005, the amount of dividends each Fund paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Fund	APS Dividend Rates as of September 30, 2005	Dividends Paid to Preferred Shareholders from net investment income and net realized gain for the year ended September 30, 2005	Average APS Dividend Rates for the year ended September 30, 2005
Insured Municipal Fund II Series A	2.70%	851,884	1.95%
Insured Municipal Fund II Series B	2.20%	823,479	1.88%
Insured California Fund II	2.60%	558,126	1.65%
Insured Florida Fund	2.70%	408,998	1.82%
Insured Massachusetts Fund	2.50%	250,700	1.62%
Insured Michigan Fund	1.98%	247,412	1.84%
Insured New Jersey Fund	2.00%	406,069	1.81%
Insured New York Fund II	2.60%	378,349	1.69%
Insured Ohio Fund	2.54%	434,877	1.99%
Insured Pennsylvania Fund	2.43%	507,628	1.96%

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

The tax character of distributions paid for the years ended September 30, 2005 and September 30, 2004 was as follows:

Year Ended 9/30/05	Insured Municipal II	Insured California II	Insured Florida
Distributions declared from:
Tax-exempt income	$11,594,327	$4,117,474	$2,739,792
Ordinary income	$31,462	-	-
Year Ended 9/30/04
Distributions declared from:
Tax-exempt income	$10,715,305	$3,944,086	$2,577,020
Ordinary income	$1,738,046	$76,309	$88,904
Long-term capital gain	-	$170,193	$131,832

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Year Ended 9/30/05	Insured Massachusetts	Insured Michigan	Insured New Jersey
Distributions declared from:
Tax-exempt income	$1,908,595	$1,678,919	$2,861,219
Ordinary income	-	-	$1,539
Year Ended 9/30/04
Distributions declared from:
Tax-exempt income	$1,774,782	$1,564,667	$2,625,409
Ordinary income	$244,245	-	$349,671
Long-term capital gain	$177,009	-	$214,826
Year Ended 9/30/05	Insured New York II	Insured Ohio	Insured Pennsylvania
Distributions declared from:
Tax-exempt income	$2,757,756	$2,598,268	$3,192,842
Ordinary income	-	-	$61
Year Ended 9/30/04
Distributions declared from:
Tax-exempt income	$2,621,004	$2,546,347	$2,998,851
Ordinary income	$514,935	$43,959	$309,085
Long-term capital gain	$89,770	$45,858	$136,034

During the year ended September 30, 2005, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities and market discount on disposal of securities:

	Insured Municipal II	Insured California II	Insured Florida
Increase (decrease): Paid in capital	-	--	-
Accumulated net realized gain/(loss) on investments	$45,532	$16,602	$8,451
Accumulated undistributed income	$(45,532)	$(16,602)	$(8,451)
	Insured Massachusetts	Insured Michigan	Insured New Jersey
Increase (decrease): Paid in capital	-	-	-
Accumulated net realized gain/(loss) on investments	$7,327	$6,799	$807
Accumulated undistributed income	$(7,327)	$(6,799)	$(807)

	Insured New York II	Insured Ohio	Insured Pennsylvania
Increase (decrease): Paid in capital	-	-	-
Accumulated net realized gain/(loss) on investments	$7,811	$22,610	$4,897
Accumulated undistributed income	$(7,811)	$(22,610)	$(4,897)

These changes had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Insured Municipal II	Insured California II	Insured Florida
Undistributed income	$774,418	$218,074	$114,536
Capital loss carryforward	$(1,552,113)	$(1,503,181)	$(1,201,589)
Unrealized gain	$14,090,402	$4,287,987	$3,200,599
Other temporary differences	$(2,158,852)	$(591,464)	$(361,424)
	Insured Massachusetts	Insured Michigan	Insured New Jersey
Undistributed income	$179,118	$92,102	$247,464
Capital loss carryforward	$(934,910)	$(867,657)	$(1,078,916)
Unrealized gain	$2,720,680	$2,358,269	$3,935,316
Other temporary differences	$(345,315)	$(332,033)	$(393,357)
	Insured New York II	Insured Ohio	Insured Pennsylvania
Undistributed income	$117,404	$55,803	$108,798
Capital loss carryforward	$(106,272)	$(1,124,643)	$(1,210,799)
Unrealized gain	$3,266,600	$3,593,051	$3,870,040
Other temporary differences	$(408,408)	$(905,342)	$(579,094)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.55% of each Fund's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. Except for Trustees of each Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. For the year ended September 30, 2005, the fee was equivalent to 0.55% of each Fund's average weekly gross assets and amounted to

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

$1,320,232, $500,014, $334,024, $231,314, $199,578, $339,623, $338,411, $325,805 and $381,685 for Insured Municipal Fund II, Insured California Fund II, Insured Florida Fund, Insured Massachusetts Fund, Insured Michigan Fund, Insured New Jersey Fund, Insured New York Fund II, Insured Ohio Fund and Insured Pennsylvania Fund, respectively. EVM also serves as the administrator of the Funds, but currently receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.15% of average weekly total assets of each Fund during the first five full years of each Fund's operations, 0.10% of average weekly total assets of each Fund in year six, and 0.05% in year seven. For the year ended September 30, 2005, EVM contractually waived $360,063, $136,368, $91,097, $63,086, $54,430, $92,624, $92,294, $88,855 and $104,096 for Insured Municipal Fund II, Insured California Fund II, Insured Florida Fund, Insured Massachusetts Fund, Insured Michigan Fund, Insured New Jersey Fund, Insured New York Fund II, Insured Ohio Fund and Insured Pennsylvania Fund, respectively. EVM has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributable to the Fund that is consideration for third-party research services. For the year ended September 30, 2005, EVM waived $500 and $430 of its advisory fee for Insured Municipal Fund II and Insured Massachusetts Fund, respectively.

Certain officers and one Trustee of each Fund are officers of the above organization.

5  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended September 30, 2005 were as follows:

Insured Municipal Fund II
Purchases	$26,801,573
Sales	30,277,977
Insured California Fund II
Purchases	$13,555,146
Sales	13,878,764
Insured Florida Fund
Purchases	$8,627,433
Sales	9,419,704

Insured Massachusetts Fund
Purchases	$5,129,120
Sales	5,499,456
Insured Michigan Fund
Purchases	$2,064,739
Sales	2,667,387
Insured New Jersey Fund
Purchases	$10,692,731
Sales	12,171,364
Insured New York Fund II
Purchases	$20,477,946
Sales	19,054,531
Insured Ohio Fund
Purchases	$4,756,635
Sales	6,036,519
Insured Pennsylvania Fund
Purchases	$14,506,257
Sales	14,994,082

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at September 30, 2005, as computed for Federal income tax purposes, were as follows:

Insured Municipal Fund II
Aggregate Cost	$225,906,944
Gross unrealized appreciation	$13,091,506
Gross unrealized depreciation	(573,554)
Net unrealized appreciation	$12,517,952
Insured California Fund II
Aggregate Cost	$85,903,251
Gross unrealized appreciation	$3,858,043
Gross unrealized depreciation	(156,706)
Net unrealized appreciation	$3,701,337

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Insured Florida Fund
Aggregate Cost	$56,969,742
Gross unrealized appreciation	$2,865,230
Gross unrealized depreciation	(19,393)
Net unrealized appreciation	$2,845,837
Insured Massachusetts Fund
Aggregate Cost	$39,206,085
Gross unrealized appreciation	$2,528,267
Gross unrealized depreciation	(66,537)
Net unrealized appreciation	$2,461,730
Insured Michigan Fund
Aggregate Cost	$33,414,937
Gross unrealized appreciation	$2,358,269
Gross unrealized depreciation	(144,141)
Net unrealized appreciation	$2,214,128
Insured New Jersey Fund
Aggregate Cost	$57,111,683
Gross unrealized appreciation	$3,674,654
Gross unrealized depreciation	(127,763)
Net unrealized appreciation	$3,546,891
Insured New York Fund II
Aggregate Cost	$59,879,449
Gross unrealized appreciation	$2,944,975
Gross unrealized depreciation	(81,970)
Net unrealized appreciation	$2,863,005
Insured Ohio Fund
Aggregate Cost	$54,871,025
Gross unrealized appreciation	$3,214,841
Gross unrealized depreciation	(96,146)
Net unrealized appreciation	$3,118,695

Insured Pennsylvania Fund
Aggregate Cost	$66,068,628
Gross unrealized appreciation	$3,383,209
Gross unrealized depreciation	(90,533)
Net unrealized appreciation	$3,292,676

7  Shares of Beneficial Interest

Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

	Insured Municipal Fund II
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	4,972	8,524
Net increase	4,972	8,524
	Insured California Fund II
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	5,859	4,287
Net increase	5,859	4,287
	Insured Florida Fund
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	10,376	7,561
Net increase	10,376	7,561
	Insured Massachusetts Fund
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	3,549	3,155
Net increase	3,549	3,155

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Insured Michigan Fund
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	2,181	1,114
Net increase	2,181	1,114
	Insured New Jersey Fund
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	3,289	3,742
Net increase	3,289	3,742
	Insured New York Fund II
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	1,022	303
Net increase	1,022	303
	Insured Ohio Fund
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	3,501	5,040
Net increase	3,501	5,040
	Insured Pennsylvania Fund
	Year Ended September 30,
	2005	2004
Shares issued pursuant to the Fund's dividend reinvestment plan	2,445	2,128
Net increase	2,445	2,128

8  Financial Instruments

Each Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2005 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
Insured Municipal II	12/05	600 U.S. Treasury Bond	Short	$(70,216,199)	$(68,643,750)	$1,572,449
Insured California II	12/05	200 U.S. Treasury Bond	Short	$(23,467,900)	$(22,881,250)	$586,650
Insured Florida	12/05	137 U.S. Treasury Bond	Short	$(16,028,418)	$(15,673,656)	$354,762
Insured Massachusetts	12/05	100 U.S. Treasury Bond	Short	$(11,699,575)	$(11,440,625)	$258,950
Insured Michigan	12/05	55 U.S. Treasury Bond	Short	$(6,436,485)	$(6,292,344)	$144,141
Insured New Jersey	12/05	150 U.S. Treasury Bond	Short	$(17,549,362)	$(17,160,937)	$388,425
Insured New York II	12/05	154 U.S. Treasury Bond	Short	$(18,022,157)	$(17,618,562)	$403,595
Insured Ohio	12/05	181 U.S. Treasury Bond	Short	$(21,181,887)	$(20,707,531)	$474,356
Insured Pennsylvania	12/05	225 U.S. Treasury Bond	Short	$(26,318,770)	$(25,741,406)	$577,364

At September 30, 2005, each Fund had sufficient cash and/or securities to cover margin requirements on open future contracts.

9  Overdraft Advances

Pursuant to the custodian agreement between the Funds and IBT, IBT may in its discretion advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft by the Funds, the Funds are obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Fund's assets to the extent of any overdraft. At September 30, 2005, the Insured Florida Fund, the Insured New Jersey Fund and the Insured Pennsylvania Fund had payments due to IBT pursuant to the foregoing arrangement of $108,376, $140,436, and $326,071, respectively.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Insured Municipal Bond Fund II, Eaton Vance Insured California Municipal Bond Fund II, Eaton Vance Insured Florida Municipal Bond Fund, Eaton Vance Insured Massachusetts Municipal Bond Fund, Eaton Vance Insured Michigan Municipal Bond Fund, Eaton Vance Insured New Jersey Municipal Bond Fund, Eaton Vance Insured New York Municipal Bond Fund II, Eaton Vance Insured Ohio Municipal Bond Fund, and Eaton Vance Insured Pennsylvania Municipal Bond Fund :

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance Insured Municipal Bond Fund II, Eaton Vance Insured California Municipal Bond Fund II, Eaton Vance Insured Florida Municipal Bond Fund, Eaton Vance Insured Massachusetts Municipal Bond Fund, Eaton Vance Insured Michigan Municipal Bond Fund, Eaton Vance Insured New Jersey Municipal Bond Fund, Eaton Vance Insured New York Municipal Bond Fund II, Eaton Vance Insured Ohio Municipal Bond Fund, and Eaton Vance Insured Pennsylvania Municipal Bond Fund (collectively, the "Funds") as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years then ended and for the period from the start of business, November 29, 2002 to September 30, 2003. These financial statements and financial highlights are the responsibility of each Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the two years then ended and for the period from the start of business, November 29, 2002 to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2005

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

OTHER MATTERS (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 22, 2005. The following action was taken by the shareholders of each Fund:

Item 1: The election of Benjamin C. Esty, Ronald A. Pearlman, Norton H. Reamer and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2008. Mr. Reamer was designated the Nominee to be elected by APS shareholders:

Fund	Nominee for Class III Trustee Elected by All Shareholders Benjamin C. Esty	Nominee for Class III Trustee Elected by All Shareholders Ronald A. Pearlman	Nominee for Class III Trustee Elected by APS Shareholders Norton H. Reamer	Nominee for Class III Trustee Elected by All Shareholders Ralph F. Verni
Insured Municipal II Fund
For	9,597,995	9,593,433	3,281	9,596,483
Withheld	100,735	105,297	32	102,247
Insured California II Fund
For	3,696,392	3,692,732	1,287	3,696,392
Withheld	18,594	22,254	0	18,594
Insured Florida Fund
For	2,532,883	2,531,683	774	2,525,580
Withheld	17,724	18,924	1	24,027
Insured Massachusetts Fund
For	1,721,080	1,721,080	620	1,721,080
Withheld	8,570	8,570	0	8,570
Insured Michigan Fund
For	1,471,618	1,476,664	357	1,476,664
Withheld	22,789	17,743	0	17,743
Insured New Jersey Fund
For	2,520,643	2,524,975	747	2,522,643
Withheld	10,601	6,269	0	8,601
Insured New York II Fund
For	2,485,893	2,487,943	792	2,487,893
Withheld	36,204	34,154	0	34,204
Insured Ohio Fund
For	2,434,378	2,423,045	872	2,424,378
Withheld	23,581	34,914	0	32,581
Insured Pennsylvania Fund
For	2,868,063	2,863,538	891	2,867,138
Withheld	30,557	35,082	0	31,482

Results are rounded to the nearest whole number.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends - The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Insured Municipal Bond Fund II	100.00%
Insured California Municipal Bond Fund II	100.00%
Insured Florida Municipal Bond Fund	100.00%
Insured Massachusetts Municipal Bond Fund	100.00%
Insured Michigan Municipal Bond Fund	100.00%
Insured New Jersey Municipal Bond Fund	99.95%
Insured New York Municipal Bond Fund II	100.00%
Insured Ohio Municipal Bond Fund	100.00%
Insured Pennsylvania Municipal Bond Fund	100.00%

Eaton Vance Insured Municipal Bond Funds

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the same Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Insured Municipal Bond Funds

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Insured Municipal Bond Funds
c/o PFPC Inc.
P.O.Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of September 30, 2005, our records indicate that there are 36, 12, 5, 59, 12, 75, 52, 54 and 63 registered shareholders for Insured Municipal Fund II, Insured California Fund II, Insured Florida Fund, Insured Massachusetts Fund, Insured Michigan Fund, Insured New Jersey Fund, Insured New York Fund II, Insured Ohio Fund and Insured Pennsylvania Fund, respectively, and approximately 4,900, 1,700, 1,300 2,200, 1,000, 2,600, 1,200, 1,500 and 1,900 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries for Insured Municipal Fund II, Insured California Fund II, Insured Florida Fund, Insured Massachusetts Fund, Insured Michigan Fund, Insured New Jersey Fund, Insured New York Fund II, Insured Ohio Fund and Insured Pennsylvania Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbols

Insured Municipal Fund II	EIV	Insured New Jersey Fund	EMJ

Insured California Fund II	EIA	Insured New York Fund II	NYH

Insured Florida Fund	EIF	Insured Ohio Fund	EIO

Insured Massachusetts Fund	MAB	Insured Pennsylvania Fund	EIP

Insured Michigan Fund	MIW

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The investment advisory agreements between each of Eaton Vance Insured Municipal Bond Fund II, Eaton Vance Insured California Municipal Bond Fund II, Eaton Vance Insured Florida Municipal Bond Fund, Eaton Vance Insured Massachusetts Municipal Bond Fund, Eaton Vance Insured Michigan Municipal Bond Fund, Eaton Vance Insured New Jersey Municipal Bond Fund, Eaton Vance Insured New York Municipal Bond Fund II, Eaton Vance Insured Ohio Municipal Bond Fund, and Eaton Vance Insured Pennsylvania Municipal Bond Fund (collectively the "Funds" or individually the "Fund"), and the investment adviser, Eaton Vance Management ("Eaton Vance"), each provide that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreements between each Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•An independent report comparing the advisory fees of each Fund with those of comparable funds;

•An independent report comparing the expense ratio of each Fund to those of comparable funds;

•Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•The economic outlook and the general investment outlook in relevant investment markets;

•Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the investment adviser's municipal bond portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, the Special Committee considered the investment adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Special Committee noted that the investment adviser's municipal bond team affords the investment adviser extensive in-house research capabilities in addition to the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior management to the Funds and the other funds in the complex. The Special Committee evaluated the level of

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

skill required to manage the Funds and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Funds.

In its review of comparative information with respect to each Fund's investment performance, the Special Committee concluded that each Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of each Fund, the Special Committee concluded that each Fund's expense ratio is within a range it deemed to be competitive in comparison with comparable funds within the mutual fund industry.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for each Fund and for all Eaton Vance Funds as a group. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for each Fund and for all Eaton Vance Funds as a group. The Special Committee also considered a contractual waiver of advisory fees for the first seven years of the Fund's operations. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to each Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Fund, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services. The Special Committee also considered that the investment adviser had entered into a Shareholder Servicing Agreement with UBS Securities LLC, whereby the investment adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and other reports to support shareholder services pursuant to the agreement.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures (described herein), is in the interests of shareholders.

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees and officers of Eaton Vance Insured Municipal Bond Fund II (EIV), Eaton Vance Insured California Municipal Bond Fund II (EIA), Eaton Vance Insured Florida Municipal Bond Fund (EIF), Eaton Vance Insured Massachusetts Municipal Bond Fund (MAB), Eaton Vance Insured Michigan Municipal Bond Fund (MIW), Eaton Vance Insured New Jersey Municipal Bond Fund (EMJ), Eaton Vance Insured New York Municipal Bond Fund II (NYH), Eaton Vance Insured Ohio Municipal Bond Fund (EIO), and Eaton Vance Pennsylvania Municipal Bond Fund (EIP), (the Funds) are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds' principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Trustee until 2007. 3 years. Trustee and Vice President since 2002.	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Funds.	160	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III(A) 2/23/35	Trustee and Chairman of the Board	Trustee until 2007. 3 years. Trustee since 2002 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2006. 3 years. Trustee since 2003.	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2008. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	160	None

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer(A) 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2002.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

Lynn A. Stout 9/14/57	Trustee	Until 2006. 3 years. Trustee since 2002.	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trustee since 2005.	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President of EIA, EIF, MIW, NYH, EIO and EIP; Vice President of MAB, EIV and EMJ	President of EIA, EIF, MIW, NYH, EIO and EIP since 2005* and Vice President of MAB, EIV and EMJ since 2004	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	President of MAB, EIV and EMJ; Vice President of EIA, EIF, MIW, NYH, EIO and EIP	President of MAB, EIV and EMJ since 2005* and Vice President of EIA, EIF, MIW, NYH, EIO and EIP since 2002	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of MIW and EIV	Vice President of MIW since 2002; of EIV since 2004	Vice President of EVM and BMR. Officer of 68 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/31/66	Vice President of EIF	Since 2004	Vice President of EVM and BMR. Officer of 41 registered investment companies managed by EVM or BMR.

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas M. Metzold 8/3/58	Vice President of EIP	Since 2005	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005*	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2002	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee.

*  Prior to 2005, Ms. Clemson served as Vice President of EIA, EIF and EIP since 2002, and of MIW, NYH and EIO since 2004. Prior to 2005, Mr. MacIntosh served as Vice President since 2002 and Ms. Campbell served as Assistant Treasurer since 2002.

The SAI for the Fund includes additional information about the Trustees and Officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser and Administrator of Eaton Vance Insured Municipal Bond Funds
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

Attn: Eaton Vance Insured Municipal Bond Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Insured Municipal Bond Funds
The Eaton Vance Building
255 State Street
Boston, MA 02109

1557-11/05  9IMBIISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2004 and September 30, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/04	9/30/05

Audit Fees	$19,840	$21,485

Audit-Related Fees(1)	3,600	3,640

Tax Fees(2)	6,100	6,405

All Other Fees(3)	0	0

Total	$29,540	$30,080

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended September 30, 2004 and ended September 30, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	9/30/04	9/30/05

Registrant	$9,700	$10,045

Eaton Vance(1)	$329,084	$223,443

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.    Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Insured Pennsylvania Municipal Bond Fund

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 16, 2005

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	November 16, 2005